                                  GROUND LEASE


                                 (Lots 58 & 59)


                                 By and Between


                            IRISH LEASING CORPORATION
                               A TEXAS CORPORATION


                                   as Landlord


                                       and


                              CISCO SYSTEMS, INC.,
                            A CALIFORNIA CORPORATION,


                                    as Tenant


                                       for
                               Premises located in
                              San Jose, California


              THIS LEASE IS NOT INTENDED TO CONSTITUTE A TRUE LEASE
                    FOR INCOME TAX PURPOSES. SEE SECTION 21.2

                                TABLE OF CONTENTS

                                                                                                  Page
ARTICLE 1      BASIC LEASE PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
     1.1       Date of Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
     1.2       Landlord . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
     1.3       Tenant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
     1.4       Land . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
     1.5       Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
     1.6       Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
     1.7       Lease Commencement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
     1.8       Rent Commencement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
     1.9       Base Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
     1.10      Addresses for Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
     1.11      Addresses for Rent Payments  . . . . . . . . . . . . . . . . . . . . . . . . . .      2

ARTICLE 2      DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
     2.1       Additional Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
     2.2       Approval Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
     2.3       Authorized Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
     2.4       Authorized Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
     2.5       Base Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
     2.6       Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
     2.7       Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
     2.8       Default Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
     2.9       Entity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
     2.10      Equity Funded Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
     2.11      Equity Rent Component  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
     2.12      Event of Major Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
     2.13      Extension Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
     2.14      Fee Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
     2.15      Fee Mortgagee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
     2.16      Funded Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
     2.17      Guaranteed Residual Value  . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
     2.18      Improvements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
     2.19      Initial Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
     2.20      Land . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
     2.21      Landlord Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
     2.22      Lease Commencement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
     2.23      Lease Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
     2.24      Legal Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
     2.25      LIBOR Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
     2.26      LIBOR Rate.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
     2.27      Loan Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
     2.28      Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
     2.29      Mortgagee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     2.30      New Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     2.31      Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     2.32      Official Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     2.33      Permitted Exceptions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     2.34      Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     2.35      Real Estate Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6


                                       i.


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                                                                                                  Page
     2.36      Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     2.37      Rent Commencement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     2.38      Rent Payment Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     2.39      Replacement Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     2.40      Required Permits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     2.41      Security Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
     2.42      Senior Funded Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
     2.43      Senior Rent Component  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
     2.44      SGA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
     2.45      Taking . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
     2.46      Tenant Deed of Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
     2.47      Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
     2.48      UBS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
     2.49      UBS Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
     2.50      UBS Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7

ARTICLE 3      DEMISE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
     3.1       Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7

ARTICLE 4      TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
     4.1       Initial Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
     4.2       Extension Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
     4.3       Holding Over . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8

ARTICLE 5      RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
     5.1       Base Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
     5.2       Proration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
     5.3       No Abatement of Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
     5.4       Delinquent Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
     5.5       Security Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10

ARTICLE 6      TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
     6.1       Real Estate Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
     6.2       Personal Property Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
     6.3       Right to Contest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
     6.4       Withholding Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
     6.5       Additional Provisions Relating to Taxes  . . . . . . . . . . . . . . . . . . . .     14

ARTICLE 7      INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
     7.1       Liability Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
     7.2       Waiver of Subrogation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
     7.3       Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

ARTICLE 8      USE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
     8.1       Use  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
     8.2       Contest of Legal Requirements  . . . . . . . . . . . . . . . . . . . . . . . . .     19
     8.3       Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19

ARTICLE 9      UTILITIES AND SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20
     9.1       Services to the Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20

ARTICLE 10     MAINTENANCE AND REPAIRS; SURRENDER OF THE PREMISES . . . . . . . . . . . . . . .     20
     10.1      Tenant Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20
     10.2      Surrender of the Premises  . . . . . . . . . . . . . . . . . . . . . . . . . . .     21


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
ARTICLE 11     CONSTRUCTION OF IMPROVEMENTS AND COMMON AREA . . . . . . . . . . . . . . . . . .     21
     11.1      Tenant's Rights to Construct Improvements  . . . . . . . . . . . . . . . . . . .     21
     11.2      Required Permits, Easements, etc . . . . . . . . . . . . . . . . . . . . . . . .     23
     11.3      Demolition and Reconstruction  . . . . . . . . . . . . . . . . . . . . . . . . .     23
     11.4      Title to and Nature of Improvements  . . . . . . . . . . . . . . . . . . . . . .     23

ARTICLE 12     LIENS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     24

ARTICLE 13     ASSIGNMENT BY LANDLORD . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     24
     13.1      Further Mortgages or Encumbrances by Landlord; Authorized Loans  . . . . . . . .     24
     13.2      Landlord's Right to Sell . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
     13.3      Transfer of Funds and Property . . . . . . . . . . . . . . . . . . . . . . . . .     26

ARTICLE 14     ASSIGNMENT AND SUBLEASING  . . . . . . . . . . . . . . . . . . . . . . . . . . .     27
     14.1      Right to Assign  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     27
     14.2      Right to Sublet  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     27
     14.3      Tenant's Right to Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . .     28

ARTICLE 15     EMINENT DOMAIN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
     15.1      Total or Substantial Taking  . . . . . . . . . . . . . . . . . . . . . . . . . .     28
     15.2      Partial Taking . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
     15.3      Temporary Taking . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
     15.4      Damages  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
     15.5      Notice and Execution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29

ARTICLE 16     DAMAGE OR DESTRUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
     16.1      Insured Casualty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
     16.2      Insurance Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30

ARTICLE 17     DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
     17.1      Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
     17.2      Event of Major Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
     17.3      Contest by Tenant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
     17.4      Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
     17.5      No Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
     17.6      Effect of Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
     17.7      Landlord Cure Right  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
     17.8      Landlord's Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     33

ARTICLE 18     QUIET ENJOYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
     18.1      Quiet Enjoyment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34

ARTICLE 19     TENANT'S OPTION TO PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . .     35
     19.1      Option To Purchase Premises  . . . . . . . . . . . . . . . . . . . . . . . . . .     35
     19.2      Mandatory Purchase/Sale of Premises  . . . . . . . . . . . . . . . . . . . . . .     37
     19.3      Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     38

ARTICLE 20     ADDITIONAL COVENANTS OF LANDLORD . . . . . . . . . . . . . . . . . . . . . . . .     38
     20.1      Title  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     38
     20.2      Land Use . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     39
     20.3      Transfer of Property Interests . . . . . . . . . . . . . . . . . . . . . . . . .     40
     20.4      Shareholder Equity; No Other Asset . . . . . . . . . . . . . . . . . . . . . . .     40
     20.5      Recourse Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     40

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
     20.6      Default Under Authorized Loan  . . . . . . . . . . . . . . . . . . . . . . . . .     40

ARTICLE 21     MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     40
     21.1      Relationship . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     40
     21.2      Form of Transaction; Certain Tax Matters . . . . . . . . . . . . . . . . . . . .     41
     21.3      Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
     21.4      Severability of Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . .     42
     21.5      Entire Agreement; Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . .     42
     21.6      Approvals and Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     42
     21.7      Terminology  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     42
     21.8      Memorandum of Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43
     21.9      Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43
     21.10     Commissions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43
     21.11     Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43
     21.12     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43
     21.13     Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43
     21.14     Time Is of the Essence . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44
     21.15     No Third Party Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . .     44
     21.16     No Recourse  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44
     21.17     Estoppel Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44
     21.18     Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44
     21.19     Landlord's Continuing Obligation to Sell . . . . . . . . . . . . . . . . . . . .     45
     21.20     As-Is Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45
     21.21     Net Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45
     21.22     Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . .     45


List of Exhibits

Exhibit A                 Description of Land
Exhibit B                 Permitted Exceptions
Exhibit C                 Memorandum of Lease
Exhibit D                 Closing Costs and Fees to be Included in Funded
                          Amount
Exhibit E                 Lease Commencement Date Memorandum
Exhibit F                 Description of Additional Property Owned by Landlord


                                       iv.

                                  GROUND LEASE

               THIS GROUND LEASE ("Lease") by and between IRISH LEASING CORPORATION, a Texas corporation ("Landlord"), and CISCO SYSTEMS, INC., a California corporation ("Tenant"), is entered into as of the date set forth in
Article 1 and shall be effective and binding upon the parties hereto as of such date. Capitalized terms used in this Lease shall have the definitions set forth in Article 2 or in the text of this Lease.

               In consideration of the Base Rent reserved herein, and the terms, covenants and conditions set forth below, Landlord and Tenant hereby agree as follows:

                                    ARTICLE 1

                             BASIC LEASE PROVISIONS

1.1      DATE OF LEASE:                  February 28, 1995.

1.2      LANDLORD:                       Irish Leasing Corporation,
                                         a Texas corporation.

1.3      TENANT:                         Cisco Systems, Inc., a California
                                         corporation.

1.4      LAND:                           That certain tract of land located in
                                         the City of San Jose, Santa Clara
                                         County, California, consisting of five
                                         (5) parcels and more particularly
                                         described on Exhibit A attached hereto,
                                         together with all easements, rights of
                                         way, appurtenances and other rights and
                                         benefits belonging or pertaining to
                                         such land.

1.5      PREMISES:                       The Land.

1.6      TERM:                           The initial term ("Initial Term") of
                                         this Lease shall be for five (5) years
                                         commencing on the Lease Commencement
                                         Date (as defined in Section 4.1).
                                         Subject to the conditions set forth in
                                         Section 4.2, Tenant may extend the
                                         Initial Term for one (1) additional
                                         period of five (5) years ("Extension
                                         Term"). The Initial Term and (if
                                         exercised by Tenant) the Extension Term
                                         shall be referred to collectively
                                         herein as the "Term." The Term shall
                                         cease upon, and shall not refer to any
                                         period of time after, termination of
                                         this Lease (whether



                                      1.

                                         pursuant to the terms of the Lease, by
                                         operation of law, or otherwise).

1.7      LEASE COMMENCEMENT
         DATE:                           As described in Section 4.1.

1.8      RENT COMMENCEMENT
         DATE: The rent commencement date ("Rent Commencement Date") shall be the first LIBOR Business Day (as defined in
                                         Section 2.25) of the calendar month
                                         which commences immediately following
                                         the Lease Commencement Date.

1.9      BASE RENT:                      As described in Section 2.5.

1.10     ADDRESSES FOR
         NOTICES:

         LANDLORD:                              TENANT:

         Irish Leasing Corporation              Cisco Systems, Inc.
         6750 LBJ Freeway, Suite 1100           3535 Garrett Drive
         Dallas, TX 75240                       Santa Clara, CA  95054
         Attn: Mr. Greg England                 Attention: Eugene Hill

         With a copy to:                        With a copy to:

         Lorne Liechty, Esq.                    Cisco Systems, Inc.
         Liechty, McGinnis & Kolitz             3535 Garrett Drive
         12750 Merit Drive                      Santa Clara, CA  95054
         Suite 1150                             Attention: Nancy Bareilles

         Dallas, Texas  75251

                                                        and

                                                Todd J. Anson, Esq.
                                                Brobeck, Phleger & Harrison
                                                550 West C Street
                                                Suite 1300
                                                San Diego, CA  92101

1.11     ADDRESSES FOR RENT
         PAYMENTS:

         Senior Rent Component:          Union Bank of Switzerland
                                         444 South Flower Street
                                         Los Angeles, CA 90071
                                         Attn:  Victor Massarano

         Equity Rent Component:          Irish Leasing Corporation
                                         6750 LBJ Freeway, Suite 1100
                                         Dallas, TX 75240
                                         Attn: Mr. Greg England


                                       2.

         This Article 1 is intended to supplement and/or summarize the provisions set forth in the balance of this Lease. If there is any conflict between any provisions contained in this Article 1 and the balance of this Lease, the balance of this Lease shall control.

                                    ARTICLE 2
                                   DEFINITIONS

               For purposes of this Lease, the following defined terms shall have the meanings set forth in this Article 2.

               2.1 ADDITIONAL RENT. "Additional Rent" shall mean any amounts other than Base Rent payable by Tenant to Landlord or to other Entities on Landlord's behalf as required under this Lease, including, without limitation, interest at the Default Rate accrued on past due Base Rent and other amounts past due hereunder, costs and expenses to be paid or reimbursed by Tenant hereunder, amounts due pursuant to Tenant's indemnity obligations hereunder, and Real Estate Taxes.

               2.2 APPROVAL PLANS. "Approval Plans" shall have the meaning set forth in Section 11.1(a).

               2.3 AUTHORIZED LOAN. "Authorized Loan" shall have the meaning set forth in Section 13.1(b).

               2.4 AUTHORIZED PLANS. "Authorized Plans" shall have the meaning set forth in Section 11.1(a).

               2.5 BASE RENT. "Base Rent" shall mean, as of a Rent Payment Date, the product of the Funded Amount as of the Rent Payment Date multiplied by the Lease Rate.

               2.6 COLLATERAL. "Collateral" shall have the meaning set forth in Section 21.18.

               2.7 DEFAULT. "Default" shall have the meaning set forth in Section 17.1.

               2.8 DEFAULT RATE. "Default Rate" shall mean the interest rate charged or chargeable pursuant to the UBS Note or other Authorized Loan on any amounts not paid when due. Notwithstanding the foregoing, in the event that the foregoing Default Rate shall be in violation of any usury or similar law, then the Default Rate shall be reduced to the extent necessary to cause the Default Rate to comply with any usury or similar law.

               2.9 ENTITY. "Entity" shall mean any person, corporation, partnership (general or limited), joint venture, association, joint stock company, trust or other business entity or organization.


                                      3.

               2.10 EQUITY FUNDED AMOUNT. "Equity Funded Amount" shall mean that portion of the Funded Amount equal to the Funded Amount minus the Senior Funded Amount.

               2.11 EQUITY RENT COMPONENT. "Equity Rent Component" shall mean the Base Rent as of a Rent Payment Date minus the Senior Rent Component.

               2.12 EVENT OF MAJOR DEFAULT. "Event of Major Default" shall have the meaning set forth in Section 17.2.

               2.13 EXTENSION TERM. "Extension Term" shall have the meaning set forth in the Basic Lease Provisions.

               2.14 FEE MORTGAGE. "Fee Mortgage" shall mean any Mortgage at any time given by Landlord and remaining uncancelled on the Official Records, encumbering all or any portion of Landlord's right, title and estate in the Land or in this Lease.

               2.15 FEE MORTGAGEE. "Fee Mortgagee" shall mean the Mortgagee from time to time of a Fee Mortgage.

               2.16 FUNDED AMOUNT. "Funded Amount" shall mean the aggregate amount of the sum paid by Landlord to acquire the Land, plus the closing costs and fees set forth on Exhibit D attached hereto; less any reductions in the amount of the UBS Loan or any other Authorized Loan or in the Equity Funded Amount, whether such principal reduction or reduction in the Equity Funded Amount is accomplished by payment to UBS or the holder of an Authorized Loan, the application of the Collateral or other collateral by UBS or the holder of an Authorized Loan, the payment of insurance proceeds, condemnation awards, or otherwise.

               2.17 GUARANTEED RESIDUAL VALUE. "Guaranteed Residual Value" shall mean that amount necessary to cause the present value of the aggregate Minimum Lease Payments under this Lease, including the present value of the Guaranteed Residual Value, to not exceed eighty nine and 9/10 percent (89.9%) of the Funded Amount, computed at the Date of Lease and discounted to present value as of the Rent Commencement Date using the interest rate implicit in the Lease or the incremental borrowing rate, whichever is higher, all as calculated and determined pursuant to Statement of Financial Accounting Standards Number 13. "Minimum Lease Payments" shall mean the sum of the aggregate Base Rent payable over the Initial Term and the Extension Term, plus imputed interest on the non-interest bearing portion of the Security Deposit imputed at a market rate of interest for an investment for a similar term, plus the Guaranteed Residual Value, plus the following to the extent paid in cash: custodial and other fees paid by Tenant, and any other reimbursed costs of Landlord paid by Tenant deemed to meet the definition of Minimum Lease Payments under SFAS No. 13.



                                      4.

               2.18 IMPROVEMENTS. "Improvements" shall mean any and all improvements erected, constructed or situated upon the Land or any part thereof during the Term.

               2.19 INITIAL TERM. "Initial Term" shall have the meaning set forth in the Basic Lease Provisions.

               2.20 LAND. "Land" shall have the meaning set forth in the Basic Lease Provisions.

               2.21 LANDLORD AFFILIATE. "Landlord Affiliate" shall mean any Entity which controls is controlled by or is under the common control of SGA Development Partnership, Ltd., or The Staubach Company, a Texas corporation.

               2.22 LEASE COMMENCEMENT DATE. "Lease Commencement Date" shall have the meaning set forth in Section 4.1.

               2.23 LEASE RATE. "Lease Rate" shall mean interest at the rate of the product of 0.846 times the then-effective LIBOR Rate plus .0046 per annum.

               2.24 LEGAL REQUIREMENTS. "Legal Requirements" shall mean all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers, and any covenants, conditions and restrictions and other matters of record (subject to the provisions of Section 13.1(a) hereof), which now or at any time hereafter are applicable to Tenant or this Lease or applicable to and enforceable against the Premises, the Improvements or any part thereof, as applicable.

               2.25 LIBOR BUSINESS DAY. "LIBOR Business Day" shall have the same meaning as such term is defined in the UBS Note or other Authorized Loan.

               2.26 LIBOR RATE. "LIBOR Rate" shall mean the LIBOR interest rate as defined in the UBS Note, or a subsequent Authorized Loan.

               2.27 LOAN RATE. "Loan Rate" shall mean the relevant rate (or rates) of interest, as the same may change from time to time, applicable under the UBS Note (or if the UBS Loan has been replaced by an Authorized Loan, then the relevant rate of interest under the promissory note evidencing such Authorized Loan), all subject to the terms of Section 13.1(b).

               2.28 MORTGAGE. "Mortgage" shall mean any mortgage, deed of trust, or other instrument in the nature thereof at any time and from time to time constituting a lien, charge or encumbrance upon any interest or estate of Tenant or Landlord in the Premises or in this Lease.


                                      5.

               2.29 MORTGAGEE. "Mortgagee" shall mean the record holder (as reflected in the Official Records) from time to time of, or the record beneficiary (as reflected in the Official Records) from time to time under, a Mortgage.

               2.30 NEW LOAN. "New Loan" shall have the meaning set forth in Section 13.1(b).

               2.31 NOTICE. "Notice" shall mean a written advice, request, demand or notification required or permitted by this Lease, as more particularly provided in Section 21.3.

               2.32 OFFICIAL RECORDS. "Official Records" shall mean the official records of Santa Clara County, California.

               2.33 PERMITTED EXCEPTIONS. "Permitted Exceptions" shall mean the following: (1) the exceptions set forth in Exhibit B; (2) any exceptions created or caused by Tenant or to which Tenant consents in writing;
(3) taxes and assessments not yet due and payable; (4) a deed of trust or mortgage which secures a New Loan authorized pursuant to the terms of Section 13.1(b); (5) the Tenant Deed of Trust; (6) all title defects, liens, encumbrances, deeds of trust, mortgages, rights-of-way, and restrictive covenants and conditions affecting the Land unless any of the foregoing arise as a result of Landlord's actions or with Landlord's written consent (unless such actions taken or consent given by Landlord are requested in writing by Tenant pursuant to Section 11.2, 20.1 or 20.2); and (7) this Lease.

               2.34 PREMISES. "Premises" shall have the meaning set forth in the Basic Lease Provisions. It is the intention of the parties that the Premises consist only of the Land, and in no event shall the Premises consist of any Improvements whatsoever.

               2.35 REAL ESTATE TAXES. "Real Estate Taxes" shall have the meaning set forth in Section 6.1(b).

               2.36       RENT.  "Rent" shall mean Base Rent and Additional
Rent.

               2.37 RENT COMMENCEMENT DATE. "Rent Commencement Date" shall have the meaning set forth in the Basic Lease Provisions.

               2.38 RENT PAYMENT DATE. "Rent Payment Date" shall have the meaning set forth in Section 5.1.

               2.39 REPLACEMENT LOAN. "Replacement Loan" shall have the meaning set forth in Section 13.1(c).

               2.40 REQUIRED PERMITS. "Required Permits" shall mean each and every building and development permit including, without limitation, demolition permits, site permits and addenda thereto (including, without limitation, foundation permits and structural permits), temporary and final occupancy permits and any other


                                      6.

governmental or quasi-governmental approvals which must be issued by any governmental authority, department, commission, board, official or officer as a condition precedent to construction and occupancy of any Improvements.

               2.41 SECURITY DEPOSIT. "Security Deposit" shall have the meaning set forth in Section 5.5.

               2.42 SENIOR FUNDED AMOUNT. "Senior Funded Amount" shall mean the principal amount of the UBS Loan as of the Lease Commencement Date, less any reductions in the principal amount of the UBS Loan or any other Authorized Loan, whether such principal reduction is accomplished by payment to UBS or the holder of the Authorized Loan, the application of the Collateral or other collateral by UBS or the holder of the Authorized Loan, the payment of condemnation awards, or otherwise.

               2.43 SENIOR RENT COMPONENT. "Senior Rent Component" shall mean the product of the Senior Funded Amount as of a Rent Payment Date times the Loan Rate.

               2.44 SGA. "SGA" shall mean SGA Development Partnership, Ltd., a Texas limited partnership, the sole shareholder of Landlord.

               2.45 TAKING. "Taking" shall have the meaning set forth in Section 15.1.

               2.46 TENANT DEED OF TRUST. "Tenant Deed of Trust" shall mean that certain deed of trust to be executed by Landlord in favor of Tenant and recorded in the Official Records as of the Lease Commencement Date, as more fully described in Section 13.1(d).

               2.47 TERM. "Term" shall have the meaning set forth in the Basic Lease Provisions.

               2.48 UBS. "UBS" shall mean the Union Bank of Switzerland, a Swiss banking corporation, acting through its Los Angeles branch.

               2.49 UBS LOAN. "UBS Loan" shall have the meaning set forth in Section 13.1(b).

               2.50 UBS NOTE. "UBS Note" shall have the meaning set forth in Section 13.1(b).

                                    ARTICLE 3
                                     DEMISE

               3.1 PREMISES. Subject to the terms, covenants and conditions contained herein, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, together with all rights, privileges, easements and appurtenances relating to the Premises.


                                      7.

                                    ARTICLE 4
                                      TERM

               The Term of this Lease shall consist of the Initial Term, and if exercised by Tenant, the Extension Term, as follows:

               4.1 INITIAL TERM. The Initial Term of this Lease is specified in
Article 1. The Initial Term shall commence on the date ("Lease Commencement Date") that Landlord acquires title to the Land pursuant to that certain Purchase and Sale Agreement ("Purchase Agreement") executed or to be executed by Amdahl Corporation, as Seller ("Seller"), and Landlord, as Buyer. Within thirty
(30) days after the Lease Commencement Date, Landlord and Tenant shall execute the Lease Commencement Date Memorandum in the form attached hereto as Exhibit E. In the event that the Initial Term does not commence on or before July 1, 1995, Tenant shall have the unilateral right to terminate this Lease by written notice to Landlord, and upon such termination Landlord shall immediately return the Security Deposit to Tenant, plus all interest earned thereon. In the event the Purchase Agreement is terminated as a result of any default under or breach of the Purchase Agreement by Landlord which is not the result of Landlord's gross negligence or willful misconduct, Landlord shall not be obligated to return any portion of the Security Deposit retained by Seller as liquidated damages pursuant to the terms of the Purchase Agreement; provided that, at Tenant's request, Landlord shall assign to Tenant any and all rights, claims and causes of action which Landlord may have with respect to the Purchase Agreement, excluding, however, any rights, claims and causes of action which may be necessary for Landlord to retain in order for Landlord to avoid or seek reimbursement for any liability, loss, cost, damage, injury or expense (including without limitation reasonable attorneys' fees and costs) which Landlord may sustain or suffer or be entitled to recover in connection with the Purchase Agreement.

               4.2 EXTENSION TERM. Upon at least ninety (90) days' prior written Notice to Landlord, and provided that a New Loan or Replacement Loan has been obtained as of the commencement of the Extension Term (subject to the terms and conditions set forth in Sections 13.1(b) and 13.1(c)), Tenant may extend the Term for the Extension Term specified in Article 1. All provisions of this Lease shall remain in full force and effect for the Extension Term, including, without limitation, the Base Rent payable hereunder, except that Tenant shall have no further right to extend the Term of this Lease, and except that the Lease Rate may be adjusted only to reflect any actual change in the rate of interest (that is, the spread over LIBOR) charged pursuant to the Authorized Loan.

               4.3 HOLDING OVER. If Tenant remains in possession of the Premises after the expiration of the Term without executing a new lease, such holding over shall be construed as a tenancy from month-to-month, subject to all terms, covenants and conditions herein contained (except that Tenant shall have no right to extend the Term of this Lease), and at the Base Rent required to be paid by Tenant pursuant to the terms hereof during the last month of the Term.


                                      8.

                                    ARTICLE 5
                                      RENT

               5.1        BASE RENT.

                          (a)     Tenant shall pay Base Rent in the manner set
forth below. Base Rent shall be payable monthly, in arrears, without notice on the Rent Commencement Date, and continuing thereafter on the first LIBOR Business Day of each successive month, except that the last installment of Base Rent shall be payable on the last day of the Term (each such date shall be a "Rent Payment Date") and shall be an amount sufficient to pay all Base Rent accrued through the end of the Term.

                          Tenant shall pay Base Rent as follows: The Senior Rent
Component shall be paid to UBS, and the Equity Rent Component shall be paid to Landlord, at the Address for Rent set forth in the Basic Lease Provisions (or, if the UBS Loan has been replaced by a New Loan or Replacement Loan, then the Senior Rent Component shall be paid directly to the holder of such New Loan or Replacement Loan) or at such other place as Landlord and Tenant may from time to time mutually agree upon, in their respective sole and absolute discretion. Tenant shall pay Base Rent by wire transfer or by check. Landlord or UBS or such other holder of a New Loan, as the case may be, shall supply Tenant with such bank account information as Tenant shall require to enable payment by wire transfer. The parties agree that Tenant is paying the Senior Rent Component of Base Rent directly to UBS for the convenience of the parties in order to satisfy Landlord's obligations to pay interest under the UBS Loan for the period of time corresponding to the Term of this Lease; all Base Rent payments shall be deemed payments to Landlord to the extent of the Equity Rent Component and payments of the interest due to UBS under the UBS Loan to the extent of the Senior Rent Component.

                          (b)     INTEREST RATE SELECTION.  The parties
acknowledge that the interest rate applicable under the UBS Loan (or other Authorized Loan) shall affect the amount of Base Rent payable by Tenant hereunder. Therefore, Tenant shall have the right, by written notice to UBS (or the holder of any Authorized Loan), SGA and Landlord, to designate the interest period to be selected from time to time by SGA pursuant to the terms of the UBS Note (or other Authorized Loan). Tenant acknowledges that the rates available to be selected under the UBS Loan after the first partial calendar month of the Term are 1, 3, 6, 9 or 12-month LIBOR rates. In the event that Tenant fails to give such written notice to UBS (or other holder of an Authorized Loan), SGA and Landlord prior to the applicable deadline for selection of such interest period pursuant to the terms of the UBS Note (or other Authorized Loan), the same interest period then in effect for the UBS Loan (or other Authorized Loan) shall be selected.

               5.2 PRORATION. If the Term expires or is otherwise terminated on a day other than the day before the first LIBOR


                                      9.

Business Day of a calendar month, Base Rent for such calendar month shall be prorated on the basis of actual days elapsed on the basis of a thirty (30) day month.

               5.3 NO ABATEMENT OF RENT. Except as a consequence of a reduction in the Funded Amount or the terms of Section 15 (Taking), Tenant shall not be entitled to any abatement, diminution, reduction, setoff or postponement of Base Rent as a consequence of any inconvenience to, interruption of, cessation of or loss of Tenant's use or enjoyment of the Premises or as a result of any reason whatsoever.

               5.4 DELINQUENT RENT. Any Base Rent not paid on the due date shall accrue interest at the Default Rate from the date such Base Rent was originally due until the date such Base Rent is paid. All interest accrued on past due Base Rent shall be due and payable to Landlord at the time the Base Rent is paid, or upon demand by Landlord, if earlier.

               5.5 SECURITY DEPOSIT. On the Date of Lease, Tenant shall deliver to Landlord a security deposit ("Security Deposit") in an amount equal to One Million Dollars ($1,000,000), to be held in an interest bearing account requiring authorization by both Landlord and Tenant for withdrawal. On the Lease Commencement Date, the Security Deposit plus all interest earned thereon shall be released to Landlord, and Tenant shall deliver to Landlord an amount sufficient to increase the Security Deposit to an amount equal to the Equity Funded Amount as of such date; provided that Tenant shall receive a credit for any interest earned on the Security Deposit prior to the Lease Commencement Date. The Security Deposit shall be held by Landlord as security solely for the payment of Base Rent and Additional Rent by Tenant pursuant to this Lease. One-fifth of the Security Deposit shall bear interest from the Lease Commencement Date at the rate of 6.75% per annum, simple interest, paid by Landlord to Tenant in cash on an annual basis on each anniversary of the Lease Commencement Date; and the remainder of the Security Deposit shall not bear interest. If at any time during the Term any Base Rent shall be overdue, then Landlord may at its election (but shall not be required to) appropriate and apply any portion of the Security Deposit to the payment of any such overdue Base Rent; provided, however, that Landlord shall use the non-interest bearing portion of the Security Deposit first, before appropriating any portion of the Security Deposit that shall bear interest pursuant hereto. Should the entire Security Deposit, or any portion thereof, be appropriated and applied by Landlord as provided herein, then Tenant shall immediately, after receipt of written demand by Landlord, pay to Landlord a sufficient sum in cash to restore the Security Deposit to the original sum of the Security Deposit. Landlord shall have no obligation to segregate the Security Deposit from other funds. In the event that the Equity Funded Amount is reduced for any reason, including without limitation by reason of a sale of any portion of the Premises or the application of the proceeds of a condemnation award to reduce the Equity Funded Amount (it being


                                       10.

understood that the Equity Funded Amount will only be reduced in the event and to the extent that the net proceeds of such condemnation award exceeds the Senior Funded Amount, with such award proceeds to be applied first to the Senior Funded Amount pursuant to Section 15.4 hereof), the amount of the Security Deposit required hereunder shall be reduced (pro rata between the interest bearing and non-interest bearing portions of the Security Deposit) by a like amount, and any such excess funds held by Landlord shall immediately be returned to Tenant. The entire Security Deposit (other than amounts withheld against Base Rent due hereunder), plus any accrued and unpaid interest required to be paid thereon pursuant to this Lease, shall be returned to Tenant at the end of the Term.

                                    ARTICLE 6
                                      TAXES

               6.1        REAL ESTATE TAXES.

                          (a)     From and after the Lease Commencement Date,
Tenant shall pay directly to the appropriate taxing authority all Real Estate Taxes. If the Lease Commencement Date occurs or the Term expires or otherwise terminates at any time other than the beginning or end of a taxable year, Tenant's obligation to pay Real Estate Taxes shall be prorated on the basis of a 365-day year, so as to include only that portion of the taxable year which is a part of the Term. Unless a termination of the Lease results from a purchase of the Land pursuant to Article 19, any Real Estate Taxes levied against the Land which accrue during the Term of this Lease but which would not be due and payable to the appropriate taxing authority until after the expiration of the Term of this Lease (as the same may be extended) shall be paid by Tenant to Landlord upon such termination. Landlord shall pay such amounts to the appropriate taxing authority on a timely basis.

                          (b)     Except to the extent that Real Estate Tax
bills and statements are sent directly to Tenant by the taxing authority, upon receipt by Landlord of the tax bills or statements, Landlord will use reasonable efforts to promptly advise Tenant in writing of all Real Estate Taxes and shall deliver copies of all applicable tax bills or statements to Tenant. Tenant shall pay directly to the taxing authority all Real Estate Taxes prior to the later of
(i) thirty (30) days after receipt by Tenant of a copy of such bills and statements referred to above, or (ii) five (5) days prior to delinquency. As used herein, the term "Real Estate Taxes" shall mean any and all taxes, governmental fees and similar charges or assessments levied or assessed against the Improvements and/or the Land including, without limitation, ad valorem taxes and special assessments applicable to real property; provided, however, that Real Estate Taxes shall not include any Landlord Income Taxes. Real Estate Taxes shall also include any and all documentary, transfer, sales, mortgage, recording or similar taxes imposed on Landlord or Tenant in connection with (i) the original acquisition


                                     11.

of the Premises by Landlord, (ii) any transfer of the Premises to Tenant pursuant to the terms of this Lease, or (iii) any sale of the Premises to a third party pursuant to the terms of this Lease. As used herein, the term "Landlord Income Taxes" shall mean any and all income, franchise, gains, gift, succession, excess profits, gross receipts, revenue, estate, rental, or similar taxes or taxes in lieu thereof imposed upon Landlord or any party other than Tenant (or an affiliate thereof) and any withholding tax imposed as a collection device for, in lieu of, or otherwise related to any of the foregoing without regard to whether such tax is required to be collected by Tenant and without regard to whether Tenant would be liable for such withholding tax in the event it failed to so withhold. For purposes of the foregoing, an income tax shall include, without limitation, any tax imposed under the United States Internal Revenue Code or the California Bank and Corporation Tax Law as well as any tax which could qualify as an "income tax" under United States Treasury Regulation
Section 1.901-2 (except to the extent any such statute or regulation is subsequently modified to include a tax or other governmental charge of a materially different type and nature from the taxes currently described therein) and any income tax which may be payable under the laws of any jurisdiction either now or in the future. Real Estate Taxes for any given tax year shall exclude assessment installments that are not due and payable during such tax year.

               6.2 PERSONAL PROPERTY TAXES. Tenant shall pay directly to the appropriate taxing authorities prior to delinquency any and all taxes and assessments levied or assessed during the Term upon or against Tenant's furniture, equipment, trade fixtures and any other personal property in the Premises.

               6.3 RIGHT TO CONTEST. Tenant shall not be required to pay any Real Estate Taxes or any other taxes for which Tenant is liable hereunder (including, without limitation, any taxes for which Tenant is required to indemnify Landlord under Section 6.5) (including penalties and interest), so long as (i) Tenant shall contest the same or the validity thereof by appropriate legal proceedings in such a manner to prevent the tax sale of any portion of the Premises and (ii) the position to be taken by Tenant pursuant to such contest would have a realistic possibility of success if litigated. For purposes of this Lease, Tenant may conclusively establish that a position to be taken in a contest would have a realistic possibility of success if litigated by providing to Landlord a letter from counsel stating an opinion to such effect. In the event of any such contest, Tenant shall, within thirty (30) days after the final determination thereof, pay and discharge the amounts determined to be due in accordance therewith and with the provisions of this Lease, together with any penalties, fines, interest, costs and expenses that may have accrued thereon or that may have resulted from Tenant's contest. Tenant also shall have a right to contest any taxes for which it is liable hereunder, but with regard to which the position to be taken pursuant to such contest would not have a realistic possibility of success if litigated, provided that Tenant pays such taxes on or


                                     12.

prior to the date upon which such taxes are asserted to be due by the relevant governmental authority. Notwithstanding the foregoing provisions of this Section 6.3, Tenant shall have an unconditional right to contest (without prior payment) any taxes imposed by law upon Tenant rather than upon Landlord. Tenant's decision to pay any taxes prior to contesting its or another party's underlying liability therefore shall not be deemed to imply or suggest that the position to be taken in such contest would not have a realistic possibility of success if litigated. Landlord shall cooperate fully with Tenant in connection with the exercise of Tenant's right of contest contained herein, and in the event that applicable law shall require that Landlord, rather than Tenant, pursue legal proceedings for such contest, Landlord will initiate and pursue such contest upon Tenant's request and in accordance with Tenant's instructions (including, without limitation, Tenant's instructions as to the selection of legal counsel and matters of strategy or settlement); provided, however, that Landlord shall not be subject to any liability for the payment of any costs or expenses in connection with any such contest or proceedings, and Tenant will indemnify, defend and save harmless Landlord from and against any such costs and expenses (including, without limitation, reasonable attorneys' fees, costs of court and appraisal costs), reimbursing Landlord therefor upon demand (or paying such costs and expenses directly when due, all as directed by Landlord). Tenant shall be entitled to any refund of any taxes and penalties or interest from any governmental authority to the extent the refund represents monies paid to the governmental authority by Tenant or paid by Landlord and reimbursed by Tenant.

               6.4 WITHHOLDING TAXES. Subject to Section 6.5, but notwithstanding any other provision of this Lease to the contrary, Tenant may withhold from any payments under this Lease any Landlord Income Taxes, without obligation to gross-up, indemnify or otherwise increase payments in consequence thereof, to the extent required by applicable law (as determined by Tenant in its reasonable discretion). Upon the date hereof or upon the date a party becomes a Landlord or a transferee of any portion of the Landlord's interest in the Premises or this Lease, and within thirty (30) days following the first day of each calendar year or if otherwise requested from time to time by Tenant, Landlord and each transferee, if organized under the laws of a jurisdiction outside the United States, shall provide Tenant with three counterparts of each of the forms prescribed by the Internal Revenue Service of the United States (Form 1001 or 4224, or successor form(s), as the case may be) certifying as to Landlord's or such transferee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such person. Without limitation upon the foregoing, unless Tenant has received such forms or other documents reasonably satisfactory to it indicating that payments under this Lease are not subject to United States withholding tax, Tenant is authorized to and shall withhold taxes from such payments at the applicable statutory rate. Landlord and each transferee, if organized under the laws of the United States or any State thereof, shall timely


                                     13.

provide Tenant with duplicate documents conforming to the requirements of Treasury Regulation 1.1441-5(b) or any successor thereto (which statement may be made on a Form W-9).

               6.5        ADDITIONAL PROVISIONS RELATING TO TAXES.

               Notwithstanding anything in this Section 6 to the contrary, Tenant shall indemnify, defend and hold Landlord harmless from and against:

                          (a)     Any and all Landlord Income Taxes imposed upon
Landlord in consequence of Landlord being treated as the owner or lessor of the Premises (or any part thereof) for such tax purposes (provided that Landlord has fully complied with its obligations under Section 21.2(b));

                          (b)     Any and all minimum franchise taxes imposed in
respect of doing business within the State of California, business qualification taxes, and similar governmental charges for which Landlord would not be liable but for its participation in the transactions described in this Lease, including obtaining the UBS Loan or any other Authorized Loan pursuant to this Lease;

                          (c)     Any and all taxes imposed upon Tenant (except
to the extent that such taxes are imposed upon Tenant as a result of Landlord's failure to comply with its obligations under this Lease);

                          (d)     Any and all taxes required to be withheld from
payments made by Tenant to a third party not related to or affiliated with Landlord or The Staubach Company;

                          (e)     Any and all taxes imposed upon Landlord on
cancellation or discharge of indebtedness income arising in connection with a write-down, payoff modification or cancellation of the UBS Loan or other Authorized Loan (other than in connection with Landlord's or SGA's bankruptcy or insolvency or any write-down, payoff, modification or cancellation of the SGA Loan (as defined in Section 12.1(b)) not authorized in advance by Tenant) and provided that Landlord has fully complied with its obligations under Section 21.2(b);

                          (f)     Any and all Real Estate Taxes; and

                          (g)     Any and all taxes owed by Landlord as a result
of payment made by Tenant to or for the benefit of Landlord pursuant to Tenant's indemnity obligations under this Section 6.5.

               Tenant's obligation to reimburse or indemnify Landlord for any taxes, governmental fees, penalties, interest or other supplemental tax charges under this Lease shall be reduced by the value of any related or offsetting tax benefits derived or realized by Landlord. For purposes of calculation of tax benefits derived or realized by Landlord, any net operating loss attributable to the


                                     14.

Premises for any year shall be deemed to be available to offset against income from the Premises in subsequent years regardless of whether it is in fact available. Tenant's duty to indemnify Landlord under this Section 6.5 shall apply only to taxes arising during the Term (whether or not due and payable at the conclusion of the Term), but shall otherwise survive the expiration or earlier termination of this Lease.

                                    ARTICLE 7
                                    INSURANCE

               7.1 LIABILITY INSURANCE. At all times during the Term, Tenant shall obtain at Tenant's sole cost and expense a policy or policies of comprehensive general liability insurance on an "occurrence" basis against claims for "personal injury" liability, including, without limitation, bodily injury, death or property damage liability. The liability insurance policy shall contain coverage limits no less than a combined single limit of $5,000,000 per occurrence. The insurance may be furnished under a "primary" policy and an "umbrella" policy or policies. Landlord shall be named as an additional insured under Tenant's policy and Tenant's policy shall contain an endorsement for cross-liability coverage. Tenant shall furnish Landlord with certificates from Tenant's insurers with respect to the insurance required to be carried hereunder on or before the date of execution of this Lease. The certificates shall state that such insurance is in full force and effect and that coverage will not be cancelled without twenty (20) days' prior written notice to Landlord. Renewal certificates shall be furnished to Landlord not less than thirty (30) days prior to the expiration of each such policy. Any blanket insurance policy or policies that insure Tenant against the risks and for the amounts herein specified shall be deemed to satisfy the obligation of Tenant hereunder, provided that any such policy of blanket insurance shall specify the amount of the total insurance allocated to the risks required to be insured hereunder and such allocated amount meets the requirements of this Article 7. All insurance required by this
Article 7 shall be with an insurance company licensed to do business in the State of California with a general policyholder's rating, as rated by the most current available "Bests" Insurance Reports, no less than A-III, and shall be primary and non-contributing.

               7.2 WAIVER OF SUBROGATION. Notwithstanding anything to the contrary contained herein, to the extent permitted by law and so long as any insurance coverage maintained by Tenant is not diminished by reason thereof, Tenant hereby (a) releases and waives any rights it may have against Landlord and its officers, agents and employees on account of any loss or damages occasioned to Tenant, its property or the Premises, and arising from any risk covered by any fire and extended coverage insurance maintained by Tenant, whether or not due to the negligence of Landlord, its agents, employees, contractors, licensees, invitees or other persons, and (b) waives on behalf of any insurer providing such


                                       15.

insurance to Tenant any right of subrogation that any such insurer may have or acquire against Landlord or such persons by virtue of payment of any loss under such insurance. Tenant shall use its best efforts to cause its insurance policies to contain a waiver of subrogation clauses in accordance with the foregoing.

               7.3 INDEMNITY. Tenant shall protect, defend, indemnify, hold and save Landlord harmless from and against any and all losses, costs, liabilities or damages (including reasonable attorneys' fees and disbursements and court costs) arising by reason of: (i) any and all injury or death of persons or damage to property against which Tenant is obligated to maintain insurance for the benefit of Landlord pursuant to this Article 7; (ii) the failure to obtain the waiver of subrogation clause required by Section 7.2 hereof where such clause could have been obtained through the exercise of Tenant's best efforts; or (iii) the invalidation of such insurance policy required to be obtained by Tenant hereunder by Tenant's insurer. Tenant's duty to indemnify Landlord under this Section 7.3 shall survive the expiration or earlier termination of this Lease with respect to events occurring during the Term.

                                    ARTICLE 8
                                       USE

               8.1        USE.

                          (a)     PERMITTED USES.  Tenant may use the Premises
for any lawful purpose.

                          (b)     ENVIRONMENTAL COMPLIANCE.

                                       (i)         DEFINED TERMS.  The term
"Applicable Environmental Laws" shall mean any applicable laws, regulations or ordinances pertaining to health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 or otherwise (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, the Hazardous and Solid Waste Amendments of 1984 or otherwise (as amended, hereinafter called "RCRA"), and California Health & Safety Code Section 25501(j). The terms "hazardous substance" and "release" as used in this Lease shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended or superseded by other laws so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment or other laws; and, provided further, to the extent that the laws of the State of California establish a meaning for "hazardous substance", "release", "solid waste", or "disposal"


                                     16.

which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply. The term "Pre-existing Contamination" means concentrations of arsenic and lead existing in soil and groundwater at the Premises as of the Lease Commencement Date.

                                       (ii)        TENANT'S COVENANTS.  Tenant
will not cause or permit the Premises or the Improvements to be in violation of, or do anything or permit anything to be done which subjects Landlord, Tenant or the Premises to any remedial obligations under or which creates a claim or cause of action under, any Applicable Environmental Laws, including, without limitation, CERCLA, RCRA, and the California Health and Safety Code Section 25501(j), assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Premises and the Improvements, and Tenant will promptly notify Landlord in writing of any existing, pending or threatened investigation, claim or inquiry of which Tenant has knowledge by any governmental authority in connection with any Applicable Environmental Laws. Tenant shall obtain any permits, licenses or similar authorizations to construct, occupy, operate or use any Improvements, fixtures and equipment at any time located on the Premises by reason of any Applicable Environmental Laws. Tenant will not use the Premises or the Improvements in a manner which will result in the unlawful disposal or other unlawful release of any hazardous substance or solid waste on or to the Premises or the Improvements and covenants and agrees to keep or cause the Premises and the Improvements to be kept free of any unlawful hazardous substance, unlawful solid waste or unlawful environmental contaminants (including, without limitation, friable asbestos and any substance containing asbestos deemed hazardous and unlawful by any Applicable Environmental Law) and to remove the unlawful amounts of the same (or if removal is prohibited by law, to take whatever action is required by law) promptly upon discovery at Tenant's sole expense. Tenant shall promptly notify Landlord in writing of any unlawful disposal or other unlawful release of any hazardous substance, environmental contaminants or solid wastes on or to the Premises or the Improvements. Landlord and Tenant acknowledge that Pre-existing Contamination exists at the Premises due to operations of prior owners and that Tenant has no further obligation to notify Landlord regarding such Pre-existing Contamination. Landlord acknowledges receipt of that certain Phase I Environmental Assessment and Phase II Soil and Groundwater Evaluation dated March 31, 1995 prepared by Lowney Associates ("Report"); provided that delivery of such Report shall in no way limit or modify Tenant's indemnity obligations pursuant to Section 8.1(b)(iii) hereof. Tenant acknowledges that Landlord will not acquire the Premises if any environmental contamination of the Premises in violation of applicable law, which contamination is not disclosed in the Report, occurs or is discovered before the Lease Commencement Date. In the event Tenant fails to comply with or perform any of the foregoing covenants and obligations, after thirty (30) days' prior written Notice to Tenant, Landlord may, but shall be under no obligation to, cause the Premises and the Improvements to be freed from the unlawful hazardous substance,


                                     17.

unlawful solid waste or unlawful environmental contaminants (or if removal is prohibited by law, to take whatever action is required by law) and the reasonable cost of the removal or such other action shall be a demand obligation owing by Tenant to Landlord pursuant to this Lease; provided, however that this sentence shall not apply to Pre-existing Contamination. Notwithstanding the foregoing, Landlord shall have no right to cause the removal of such materials so long as Tenant both: (1) is diligently and in good faith proceeding to comply with Tenant's obligation to remove the unlawful amounts of such materials; and
(2) has the financial ability to so comply. Subject to the foregoing, Tenant grants to Landlord and Landlord's agents and employees access to the Premises and the Improvements, and the license to remove the unlawful hazardous substance, unlawful solid waste or unlawful environmental contaminants (or if removal is prohibited by law, to take whatever action is required by law) and agrees to indemnify, defend and save Landlord harmless from and against all reasonable costs and expenses involved and from all claims (including consequential damages) asserted or proven against Landlord by any party in connection therewith. Upon Landlord's reasonable request for "good cause" (defined below), at any time and from time to time during the Term, Tenant will provide at Tenant's sole expense an inspection or audit of the Premises and the Improvements from an engineering or consulting firm approved by Landlord, indicating the presence or absence of any hazardous substance, solid waste or environmental contaminants located on the Premises; provided, however that this provision shall not apply to Pre-existing Contamination. If Tenant fails to provide same after sixty (60) days' notice, Landlord may order same, and Tenant grants to Landlord and Landlord's employees and agents access to the Premises and the Improvements and a license to undertake any testing reasonably required to obtain such inspection or audit. The reasonable cost of obtaining such inspection or audit and any expenses incurred by Landlord in connection therewith, shall be a demand obligation owing by Tenant to Landlord pursuant to this Lease. For purposes of this Section 8.1(b)(ii), "good cause" shall mean that Landlord shall have reasonable grounds to believe that an unlawful release or unlawful disposal of hazardous substances or solid wastes has occurred on the Premises or the Improvements, but shall not include Pre-existing Contamination.

                                     (iii)         TENANT'S INDEMNITY.  Tenant
agrees to indemnify, defend and hold Landlord harmless from and against, and to reimburse Landlord with respect to, any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including without limitation attorneys' fees and court costs), fines and/or penalties of any and every kind or character, known or unknown, fixed or contingent, asserted or potentially asserted against or incurred by Landlord at any time and from time to time by reason of, in connection with or arising out of (A) the failure of Tenant to perform any obligation herein required to be performed by Tenant regarding Applicable Environmental Laws, (B) any violation of any Applicable Environmental Law by Tenant or with respect to the Premises or the Improvements, or any disposal or


                                     18.

other release by Tenant or with respect to the Premises or the Improvements of any hazardous substance, environmental contaminants or solid waste on or to the Premises or the Improvements, whether or not resulting in a violation of any Applicable Environmental Law, (C) any act, omission, event or circumstance by Tenant or with respect to the Premises or the Improvements which constitutes or has constituted a violation of any Applicable Environmental Law with respect to the Premises or the Improvements, regardless of whether the act, omission, event or circumstance constituted a violation of any Applicable Environmental Law at the time of its existence or occurrence, and (D) any and all claims or proceedings (whether brought by private party or governmental agencies) for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance or contaminated material located upon or migrating into, from or through the Premises or the Improvements (whether or not the release of such materials was caused by Tenant, a subtenant, a prior owner of the Premises or any other Entity) which Landlord may incur. Tenant's duty to indemnify Landlord under this Section 8.1 shall survive the expiration or earlier termination of the Lease with respect to events occurring during or prior to the Term or after the Term while Landlord has record title to and Tenant is occupying the Premises.

               8.2 CONTEST OF LEGAL REQUIREMENTS. Tenant shall have the right at its sole cost and expense to contest the validity of any Legal Requirements applicable to the Premises by appropriate proceedings diligently conducted in good faith; and upon the request of Tenant and at Tenant's sole cost and expense, Landlord will join and cooperate with Tenant in such proceedings. Any other provision of this Lease (other than Section 6.3) to the contrary notwithstanding, Tenant's right to contest Legal Requirements must be exercised in such a manner as to avoid any exposure of the Premises or any part thereof to foreclosure or execution sale or exposure of Landlord to civil or criminal penalties arising from Tenant's non-compliance with such Legal Requirements. Tenant shall defend and indemnify Landlord against, and hold Landlord harmless from, any and all liability, loss, cost, damage, injury or expense (including, without limitation, attorneys' fees and costs) which Landlord may sustain or suffer by reason of Tenant's failure or delay in complying with, or Tenant's contest of, any such Legal Requirements (or Landlord's contest, if requested in writing by Tenant), and Tenant's duty to indemnify Landlord under this Section 8.2 shall survive the expiration or earlier termination of this Lease.

               8.3 INDEMNIFICATION. Tenant will defend, protect, indemnify and save harmless Landlord from and against all liabilities, obligations, claims, damages, causes of action, costs and expenses, imposed upon or incurred by Landlord by reason of the occurrence or existence of any of the following during the Term, except to the extent caused by the willful misconduct, gross negligence, or willful breach of contract of Landlord or its agents


                                     19.

or contractors: (1) any claims of Seller arising from the Purchase Agreement described in Section 4.1 (provided, that, without limitation of Tenant's indemnity obligations hereunder, Tenant's indemnity obligation under this Clause 1 shall apply notwithstanding a willful breach of the Purchase Agreement by Landlord if such breach is caused, directly or indirectly, by Tenant or any actions or failure to act by Tenant or as a result of Landlord's following Tenant's instructions with respect to the Purchase Agreement or in the event that Landlord is unable to obtain the UBS Loan); (2) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Premises or Improvements; (3) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or the Improvements; (4) the negligence or willful misconduct on the part of Tenant or any of its agents, invitees, employees or contractors or any other persons entering onto the Premises or the Improvements at the request, behest or with the permission of Tenant; (5) the construction, use or occupancy of the Improvements which Tenant may elect to construct; (6) the existence or application of any Legal Requirements with respect to the Premises or Improvements; or (7) the use of the Premises or Improvements. Tenant's duty to indemnify Landlord under this Section 8.3 shall survive the expiration or earlier termination of this Lease with respect to events occurring prior to the commencement of the Term, during the Term or after the Term while Landlord has record title to and Tenant is occupying the Premises. Notwithstanding anything to the contrary herein, Tenant's duty to indemnify Landlord pursuant to Clause 1 above shall apply only with respect to events or occurrences occurring prior to commencement of the Term.

                                    ARTICLE 9
                             UTILITIES AND SERVICES

               9.1 SERVICES TO THE PREMISES. At Tenant's sole cost and expense, Tenant shall make its own arrangements for the provision of all utilities and services to be provided to or consumed on the Premises, including, without limitation, air conditioning, ventilation, heating, electric power, telephone, water (both domestic and fire protection), sanitary sewer, storm drain, natural gas and janitorial services, including for the installation, maintenance and repair of service lines and meters to measure Tenant's consumption of such utilities.

                                   ARTICLE 10
               MAINTENANCE AND REPAIRS; SURRENDER OF THE PREMISES

               10.1 TENANT OBLIGATIONS. Except as otherwise provided in this Lease, Tenant shall maintain the Premises in good repair, normal wear and tear, casualty and Takings (as defined in Section 15.1) excepted. All maintenance that Tenant is obligated to perform under this Section 10.1 shall be at the sole expense of Tenant, except to the extent that repairs are made necessary


                                     20.

because of the gross negligence or willful misconduct of Landlord, its agents, employees or contractors.

               10.2       SURRENDER OF THE PREMISES.  Except as provided in
Section 19, upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in its then "AS-IS" condition, including, without limitation, any condition resulting from: (i) wear and tear;
(ii) obsolescence and damage by fire or other casualty, act of God or the elements; (iii) damage that is beyond Tenant's reasonable control or is caused by Landlord, its agents, employees or contractors; (iv) any Improvements which Tenant may elect to construct (in compliance with the terms of this Lease) and leave on the Premises (subject to the rights of any other Entity in such Improvements); (v) Takings; and (vi) Tenant's alterations, additions, removals, repairs, replacements, or decorations in, to or of the Premises. Title to all Improvements, furniture, furnishings, fixtures, trade fixtures and personal property of Tenant located in or upon the Premises, whether or not affixed to the realty, shall be and remain in Tenant, and upon the expiration or earlier termination of this Lease, or within thirty (30) days thereafter (or as soon thereafter as reasonably practical), the same may be removed by Tenant, or, at Tenant's election, surrendered with the Premises, in which event title to such surrendered property shall, if Landlord so elects in Landlord's sole discretion, be deemed transferred to Landlord (subject to the rights of any other Entity in such Improvements).

                                   ARTICLE 11
                  CONSTRUCTION OF IMPROVEMENTS AND COMMON AREA

               11.1 TENANT'S RIGHTS TO CONSTRUCT IMPROVEMENTS. Tenant shall be under no obligation whatsoever to construct any Improvements. Tenant shall have the right, in Tenant's sole discretion, to construct Improvements which Tenant desires, subject only to the specific approvals required from Landlord pursuant to the terms of this Section 11.1. Notwithstanding anything to the contrary, without obtaining Landlord's approval, Tenant may perform work on the Premises which does not consist of the actual construction of above-ground buildings (for example, Tenant may perform grading, trenching and similar work, and may install and construct utilities, parking lots, driveways, roadways, foundations, and the like).

                          (a)     APPROVAL PLANS.  Prior to commencing any
actual construction of Improvements (except as otherwise permitted or already approved pursuant to this Section 11.1), Tenant's proposed site plans (showing the locations and orientations of any proposed buildings) and exterior shell plans (showing exterior building sections) (collectively, "Approval Plans") of any Improvements which Tenant may elect to construct shall be submitted to and approved by Landlord in accordance with the following (in each case to the extent applicable). Tenant shall deliver a letter to Landlord along with any submitted Approval Plans in which Tenant

                                      21.

states that the submitted Approval Plans do not violate any Legal Requirements. Landlord may only withhold Landlord's approval to any such Approval Plans to the extent that the Approval Plans violate any material Legal Requirements, and Landlord may not withhold its consent on any other ground. At the option of Tenant, the foregoing documentation may be submitted to Landlord for approval in stages as Tenant completes it. Landlord shall have a period of ten (10) days from the date of receipt of each component of the documentation within which to approve or reject it. The Approval Plans, as approved from time to time by Landlord pursuant to this Section 11.1 shall constitute the "Authorized Plans." Tenant shall immediately reimburse Landlord on demand for all reasonable out-of-pocket costs and expenses incurred by Landlord in connection with the review and approval of any Approval Plans, provided that Landlord first gives Tenant a detailed written notice that it has reasonable grounds to believe that the Approval Plans violate material Legal Requirements, and Tenant fails either to revise such Approval Plans to comply with such material Legal Requirements or to provide reasonable evidence that the Approval Plans do not violate material Legal Requirements. Landlord's approval of any Authorized Plans does not constitute any representation or warranty by Landlord with respect to such Authorized Plans, and Landlord hereby specifically disclaims any such representations and warranties.

                          (b)     FURTHER APPROVALS; PROPOSED CHANGES.
Subsequent to Landlord's approval of any Authorized Plans pursuant to Section 11.1(a), Tenant shall only be obligated to submit to Landlord for approval documentation showing any proposed material change to the Authorized Plans (but no approval shall be required with respect to construction or design matters that are not contained or addressed by the Authorized Plans), and only to the extent such change is materially inconsistent with the Authorized Plans. Landlord shall have a period of ten (10) days from receipt of each material change within which to approve or reject it. Landlord may only withhold Landlord's approval to any such change to the Authorized Plans to the extent that such change violates any material Legal Requirements, and Landlord may not withhold its consent on any other ground. Tenant shall immediately reimburse Landlord on demand for all reasonable out-of-pocket costs and expenses incurred by Landlord in connection with the review and approval of any such changes, provided that Landlord first gives Tenant a detailed written notice that it has reasonable grounds to believe that the Approval Plans violate material Legal Requirements, and Tenant fails either to revise such Approval Plans to comply with such material Legal Requirements or to provide reasonable evidence that the Approval Plans do not violate material Legal Requirements. Tenant shall have the right, without further approval of Landlord, to construct Improvements not inconsistent with the Authorized Plans together with such changes thereto as may be requested or required to comply with Legal Requirements.

                          (c)     FAILURE TO DISAPPROVE.  The failure by
Landlord to disapprove any portion of the proposed Approval Plans submitted

                                      22.

pursuant to this Section 11.1, or send Notice that it has grounds to believe the proposed Approval Plans violate a material Legal Requirement within the specified approval period shall be deemed to constitute approval thereof as submitted, and such Approval Plans shall thereupon become Authorized Plans. Any disapproval by Landlord of any portion of the proposed Approval Plans shall be in writing and shall specify with particularity the basis for the disapproval.

                          (d)     OTHER IMPROVEMENTS AND ALTERATIONS.  At any
time and from time to time, and without the necessity for obtaining Landlord's approval or giving Notice thereof to Landlord, Tenant shall have the right, at its expense, to make any Improvements, alterations, additions, repairs, replacements or decorations in, to or of the Premises which do not materially change the exterior design scope of the Improvements as previously approved by Landlord pursuant to any Authorized Plans. In constructing any Improvements, Tenant shall do so in a manner which does not violate any applicable and material Legal Requirements.

               11.2 REQUIRED PERMITS, EASEMENTS, ETC. From time to time, upon request of Tenant, Landlord (as holder of record of title to the Land) shall execute such reasonable documents, petitions, applications and authorizations, easements and rights of way (which have been prepared at Tenant's expense) and shall appear at and participate in such public hearings, staff meetings and similar gatherings, in each case as may in the reasonable and good-faith opinion of Tenant be necessary or appropriate for the purpose of obtaining any Required Permits or private easements or rights of way or utility services for the Improvements or to remove any title encumbrances on the Land which may interfere with Tenant's construction of the Improvements. Tenant shall immediately reimburse Landlord on demand (or pay directly) for all reasonable out-of-pocket costs and expenses incurred by Landlord in complying with Landlord's obligations under this Section 11.2.

               11.3 DEMOLITION AND RECONSTRUCTION. At any time and from time to time, Tenant shall have the right to demolish or alter all or any portion of the then existing Improvements and construct additional Improvements in their place. The additional Improvements, if any, to be constructed shall be submitted to and approved by Landlord only to the extent required by Section 11.1, as applicable.

               11.4 TITLE TO AND NATURE OF IMPROVEMENTS. Any and all Improvements of whatever nature at any time constructed, placed or maintained upon any part of the Land shall be and remain the property of Tenant, subject to Tenant's right to assign or sublease. The severance of fee title to the Land and Improvements shall not change the character of the Improvements as real property.


                                      23.

                                   ARTICLE 12
                                     LIENS

               Except for claims that Tenant is contesting in good faith in such manner as to avoid any exposure of the Premises or any part thereof to foreclosure or execution sale, Tenant shall promptly pay and discharge all claims for work or labor done, supplies furnished or services rendered to the Premises, and shall keep the Premises free and clear of all mechanics' and materialmen's liens in connection therewith.


                                   ARTICLE 13
                             ASSIGNMENT BY LANDLORD

               13.1 FURTHER MORTGAGES OR ENCUMBRANCES BY LANDLORD; AUTHORIZED LOANS.

                          (a)     PROHIBITION.  Except for the Tenant Deed of
Trust and as specifically permitted in Section 11.2, 13.1(b) or 20, Landlord shall not cause or create any mortgages, deeds of trust, encumbrances or other exceptions to title (collectively, "New Encumbrances") to exist with respect to the Premises at any time, and any such encumbrance not authorized in writing by Tenant shall be null and void. The term "New Encumbrances" shall also include any bonds or assessments affecting the Premises to which Landlord consents in writing without the prior written approval of Tenant (which may be withheld in Tenant's sole and absolute discretion). Without the prior written consent of Tenant (which may be withheld in Tenant's sole and absolute discretion), Landlord shall not make or join in an application or other document which requests or authorizes any bonds or assessments to affect the Premises. Landlord recognizes that any New Encumbrance may irreparably harm Tenant in connection with one or more of the following: (1) construction which Tenant may desire to perform; (2) the use of the Premises; (3) Tenant's rights pursuant to the Purchase Option in Section 19; (4) the amount of assessments which Tenant is required to pay; or (5) other matters.

                          (b)     AUTHORIZED LOAN.  Tenant has approved the
terms of the loan ("UBS Loan") to be made by UBS to SGA which shall be evidenced by that certain Tranche B Promissory Note dated as of the Lease Commencement Date by SGA in favor of UBS ("UBS Note"), and further evidenced and/or secured by (a) that certain General Terms and Conditions of Credit Arrangement between SGA and UBS, (b) that certain Additional Terms and Conditions between SGA and UBS, (c) that certain Pledge Agreement, as amended by Rider No. 1 thereto, made by Tenant in favor of UBS, and (d) certain documents (including, without limitation a promissory note and related documents) evidencing a loan ("SGA Loan") from SGA to Landlord in the principal amount of the UBS Note, all dated as of the Lease Commencement Date; provided, however, that Tenant, Landlord and SGA reserve the right to approve, in their sole discretion, the final form of all documents related to the UBS Loan. In addition, upon


                                      24.

the maturity or prepayment of the UBS Loan (whether by its terms, by acceleration or otherwise), Landlord may (but, subject to the terms of Section 13.1(c), shall not be obligated to) enter into a new loan (such authorized loan shall be the "New Loan"), provided Landlord first obtains Tenant's written consent (which consent shall not be unreasonably withheld except with respect to the matters contained in clauses (i) through (v) below so long as: (i) the UBS Loan is paid off with the proceeds of such New Loan and all documents securing or reflecting the UBS Loan are assigned to the lender who makes the New Loan or are released and satisfied; (ii) the principal amount of the New Loan does not exceed the principal amount of the UBS Loan existing at the time the UBS Loan is repaid; (iii) the interest rate and payment provisions under the New Loan would not result in higher monthly payments than the method under the UBS Loan, and all such monthly payments shall be interest only; (iv) there are no prepayment prohibitions, penalties or other restrictions which would limit rights to retire the New Loan or require additional payment to do so; and
(v) the New Loan documents do not contain terms and conditions which differ from the UBS Loan documents in any material respect, including provisions relating to the Collateral as defined in Section 21.18. The UBS Loan, the New Loan authorized pursuant to the preceding sentence and the Replacement Loan described in Section 13.1(c) below shall be the "Authorized Loan"; provided that only one Authorized Loan may exist at any one point in time. Landlord may not modify the terms of an Authorized Loan without the prior written consent of Tenant, which Tenant shall not unreasonably withhold (but may be withheld in Tenant's sole and absolute discretion based upon any of the matters identified in subitems (i) through (v) above in this Section 13.1(b)).

                          (c)     REPLACEMENT LOAN.  Subject to Landlord's
prior written consent (which consent shall not be unreasonably withheld or delayed), at the request of Tenant, Landlord shall execute and/or shall cause SGA to execute loan documents evidencing and/or securing a new loan to Landlord or SGA, the proceeds of which would be used to retire the UBS Loan (such loan requested by Tenant shall be a "Replacement Loan"). Landlord shall only be entitled to refuse to consent to such new loan if (1) the maturity date of the Replacement Loan is a date before the expiration date of the Extension Term;
(2) the principal amount of the Replacement Loan exceeds the principal amount of the UBS Loan plus any accrued interest and fees payable at the time the UBS Loan is prepaid; (3) the interest rate structure under the Replacement Loan is materially higher than market conditions would justify at the time; (4) there are prepayment prohibitions, penalties or other restrictions which would limit rights to retire the Replacement Loan or require additional payment to do so;
(5) the Replacement Loan creates greater liability for Landlord or SGA than otherwise would exist for Landlord and SGA, or would result in the violation of any law, rule or regulation applicable to Landlord or SGA, or (6) the Replacement Loan documents contain terms and conditions which differ from the UBS Loan documents in any material respect (including provisions relating to the Collateral as defined in

                                      25.

Section 21.18); provided, however, that Landlord shall not be entitled to object to a Replacement Loan on the ground that Landlord, rather than SGA, shall be the borrower under such Replacement Loan. Tenant shall pay all reasonable costs, including without limitation reasonable attorneys' fees, incurred by Landlord in connection with obtaining such a Replacement Loan. If Tenant requests and provides the funds, Landlord shall make all arrangements necessary for, and shall pay down any Authorized Loan in the amount requested by Tenant, and shall arrange for all documentation reasonably requested by Tenant to reflect the reduction or elimination of such Authorized Loan.

                          (d)     On the Lease Commencement Date, Landlord
shall execute, acknowledge, and cause to be recorded in the Official Records, a deed of trust in form acceptable to Tenant ("Tenant Deed of Trust"), which Tenant Deed of Trust shall secure Landlord's obligations under this Lease (i) to return the Security Deposit pursuant to the terms of this Lease, (ii) to convey the Premises to Tenant as required pursuant to Article 19 hereof, and
(iii) to comply with Sections 20.4, 20.5 and 20.6. The Tenant Deed of Trust shall be a first priority lien against the Premises.

               13.2 LANDLORD'S RIGHT TO SELL. Subject to Tenant's Purchase Option and the mandatory purchase set forth in Article 19 and the terms of Section 13.1 and Article 20, nothing contained in this Lease shall be deemed in any way to limit, restrict or otherwise affect the right of Landlord at any time and from time to time to sell or transfer all of its right, title and estate in the Premises to a Landlord Affiliate or, if an Event of Major Default has occurred and is continuing at the time of such sale or transfer, to any Entity, provided that such buyer or transferee shall concurrently assume without incurring personal liability except as expressly provided in this Lease, in writing, in a manner consistent with this Lease and in compliance with all requirements of the UBS Loan documents, all of Landlord's and/or SGA's obligations under the UBS Loan or any other Authorized Loan and the Landlord's obligations under this Lease. Notwithstanding anything to the contrary in this Lease, without the prior written consent of Tenant (which may be withheld in Tenant's sole discretion), in no event shall Landlord sell or transfer all or any portion of Landlord's right, title or estate in the Premises to any Entity which does not then comply with the requirements of Sections 20.4 and 20.5 if an Event of Major Default does not then exist at the time of such sale or transfer. Any sale or transfer by Landlord whatsoever shall by its express terms recognize and confirm the right of possession of Tenant to the Premises and Tenant's other rights arising out of this Lease shall not be affected or disturbed in any way by any such sale, transfer, assignment or conveyance.

               13.3 TRANSFER OF FUNDS AND PROPERTY. At each time Landlord sells, assigns, transfers or conveys the entire right, title and estate of Landlord in the Premises and in this Lease, Landlord shall turn over to the transferee the Security Deposit and any other funds or other property then held by Landlord under this

                                      26.

Lease and thereupon all the liabilities and obligations on the part of the Landlord under this Lease arising after the effective date of such sale, assignment, transfer or conveyance shall terminate as to the transferor and be binding upon the transferee.


                                   ARTICLE 14
                           ASSIGNMENT AND SUBLEASING

               14.1       RIGHT TO ASSIGN.

                          (a)     TENANT'S RIGHT.  Tenant shall have the right,
at any time and from time to time during the Term, to assign all or any portion of its right, title and estate in the Premises and in this Lease without approval by Landlord. Any such assignee, immediate or remote, shall have the same right of assignment. Any such assignment shall be evidenced by a written instrument, properly executed and acknowledged by all parties thereto and, at Tenant's election, duly recorded in the Official Records, wherein and whereby the assignee assumes all of the obligations of Tenant under this Lease. Notwithstanding any such assignment and assumption or any sublease permitted under Section 14.2 hereof, Tenant shall remain primarily liable for all obligations and liabilities on the part of Tenant theretofore or thereafter arising under this Lease.

                          (b)     NOTICE.  Tenant shall, promptly after
execution of each assignment, notify Landlord of the name and mailing address of the assignee and shall, on demand, permit Landlord to examine and copy the assignment agreement.

               14.2       RIGHT TO SUBLET.

                          (a)     TENANT'S RIGHT.  Tenant shall have the right,
at any time and from time to time during the Term, to sublet all or any portion of the Premises and to extend, modify or renew any sublease without the approval of Landlord.

                          (b)     NOTICE.  Tenant shall, promptly after
execution of each sublease, notify Landlord of the name and mailing address of the subtenant and shall, on demand, permit Landlord to examine and copy the sublease.

                          (c)     NON-DISTURBANCE AGREEMENT.  Upon Tenant's
request, Landlord shall enter into a "landlord agreement" with any subtenant of Tenant. Such agreement shall provide that Landlord shall recognize the sublease and not disturb the subtenant's possession thereunder so long as such subtenant shall not be in default under its sublease, and an Event of Major Default is not then in existence and continuing under this Lease. Tenant shall immediately reimburse Landlord on demand for all reasonable out-of-pocket costs and expenses incurred by Landlord in complying with Landlord's obligations under this Section 14.2(c).


                                      27.

               14.3       TENANT'S RIGHT TO MORTGAGE.

                          (a)     RIGHT OF TENANT.  Tenant shall have the right
from time to time and at any time, without obtaining the approval of Landlord, to mortgage, pledge or otherwise encumber all or any portion of the right, title and estate of Tenant in the Premises or in this Lease.

                          (b)     NOTICE.  Tenant shall, promptly after
execution of any Mortgage, notify Landlord of the name and mailing address of the Mortgagee thereunder and shall, on demand, permit Landlord to examine and copy the Mortgage.


                                   ARTICLE 15
                                 EMINENT DOMAIN

               15.1 TOTAL OR SUBSTANTIAL TAKING. If title or access is taken for any public or quasi-public use, or under any statute or by right of condemnation or eminent domain, or by sale in lieu thereof (a "Taking") with respect to all of the Premises, or if title to so much of the Premises or access thereto is Taken, or if the Premises or access thereto is damaged, blocked or impaired by the Taking, so that, in Tenant's sole discretion, the Premises or access thereto, even after a reasonable amount of reconstruction thereof, will no longer be suitable for Tenant's (and/or Tenant's subtenants') continued occupancy for the conduct of Tenant's (and/or Tenant's subtenants') business in a manner consistent with the conduct of such business prior to such Taking, then in any such event, this Lease shall terminate on the date of such Taking.

               15.2 PARTIAL TAKING. If any part of the Premises, or access thereto, shall be Taken, and the Premises or the remaining part thereof and access thereto will be, in Tenant's sole discretion, suitable for Tenant's (and/or Tenant's subtenants') continued occupancy for the conduct of Tenant's (and/or Tenant's subtenants') business in a manner consistent with the conduct of such business prior to such Taking, all of the terms, covenants and conditions of this Lease shall continue, except that Base Rent shall be adjusted to reflect the decreased Funded Amount remaining after application thereto of the award made to Landlord for such Taking (subject to Section 15.3 below).

               15.3 TEMPORARY TAKING. If the whole or any part of the Premises is Taken for temporary use or occupancy, this Lease shall not terminate by reason thereof and Tenant shall continue to pay, in the manner and at the times herein specified, the full amount of the Base Rent payable by Tenant hereunder, and, except only to the extent that Tenant may be prevented from so doing by reason of such Taking, Tenant shall continue to perform and observe all of the other terms, covenants and conditions hereof on the part of Tenant to be performed and observed, as though the Taking had not occurred. In the event of any such temporary Taking, Tenant shall be entitled to receive the entire amount of the award made for the


                                      28.

Taking, whether paid by way of damages, rent or otherwise. If the temporary Taking is for a term in excess of thirty (30) days, then the Taking shall be treated as a permanent Taking and be governed by Section 15.1 or 15.2, as applicable.

               15.4 DAMAGES. The compensation awarded or paid upon any Taking (other than a temporary Taking, which shall be governed by Section 15.3), whether awarded to Landlord, Tenant, or both of them, shall be distributed as set forth below (in each case the compensation or value shall be determined as of the date of the Taking):

                          (a)     to Landlord, any amounts payable on account
of the value of the Land, but not to exceed an amount equal to the Funded Amount (or, if less than the entire Premises is Taken, not to exceed a pro rata portion of the Funded Amount equal to the ratio that the square footage of the portion of the Premises Taken bears to the square footage of the entire Premises prior to the Taking) plus all accrued Rent hereunder; and

                          (b)     to Tenant, any other award, or portion
thereof, including any portion of the award above the Funded Amount (or the pro rata portion thereof) pursuant to Section 15.4(a)).

               Landlord shall promptly pay over to UBS or the holder of an Authorized Loan, as the case may be, any award (not exceeding, however, the Senior Funded Amount) paid to Landlord hereunder, and Tenant shall be entitled to establish reasonable security arrangements to ensure the prompt payment of such amounts to such holder. The Funded Amount shall be reduced on a dollar-for-dollar basis by the amount of any award required to be paid by Landlord to such holder of an Authorized Loan pursuant to the preceding sentence.

               15.5 NOTICE AND EXECUTION. Immediately upon service of process upon Landlord or Tenant in connection with any Taking relating to the Premises or any portion thereof or access thereto, each party shall give the other Notice thereof. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this
Article 15. Tenant reserves the right to appear in and to contest any proceedings in connection with any such Taking. Tenant shall immediately reimburse Landlord on demand for all reasonable out-of-pocket costs and expenses incurred by Landlord in complying with Landlord's obligations under this Section 15.5.

                                   ARTICLE 16
                             DAMAGE OR DESTRUCTION

               16.1 INSURED CASUALTY. If any Improvements are damaged or destroyed by fire or other casualty, this Lease shall continue in full force and effect without any abatement or reduction in Base Rent, and Tenant, at Tenant's election, may either (a) restore the


                                      29.

Improvements to their condition prior to the damage or destruction, or such other condition as Tenant shall elect in its sole and absolute discretion, subject to Landlord's approval rights set forth in Section 11.1, or (b) not restore the Improvements, but perform, or cause to be performed, at Tenant's sole cost and expense, any work or service required by any Legal Requirement for the protection of persons or property from any risk, or for the abatement of any nuisance, created by or arising from the casualty or the damage or destruction caused thereby.

               16.2 INSURANCE PROCEEDS. In the event of any fire or other casualty, the proceeds of any insurance policies maintained by Tenant shall be distributed to Tenant, and Landlord shall have no claim or right with respect thereto.


                                   ARTICLE 17
                                    DEFAULT

               17.1 DEFAULT. Each of the following events shall constitute a default ("Default") by Tenant:

                           (a)  DEFAULT OTHER THAN EVENT OF MAJOR DEFAULT.
Tenant's failure to perform or comply with any of the terms, covenants or conditions contained in this Lease other than those referred to in Section 17.2, where such failure shall continue for a period of thirty (30) days after Notice thereof from Landlord to Tenant, or in the case of a failure which cannot with due diligence be cured within the period of thirty (30) days, Tenant's failure to proceed promptly and with due diligence to cure the failure and thereafter to prosecute the curing of the failure with all due diligence, it being intended that in connection with a failure not susceptible of being cured with due diligence within thirty (30) days, the time of Tenant within which to cure the failure shall be extended for such period as may be reasonably necessary to complete the cure with all due diligence; and

                           (b)  INSOLVENCY.  Subject to Section 17.3, the
occurrence of: (i) an assignment by Tenant for the benefit of creditors generally; or (ii) the filing of a voluntary or involuntary petition by or against Tenant under any present or future applicable federal, state or other statute or law having for its purpose the adjudication of Tenant as a bankrupt;
(iii) the appointment of a receiver, liquidator or trustee for all or a substantial portion of the Premises by reason of the insolvency or alleged insolvency of Tenant; or (iv) the taking of possession by any department of city, county, state or federal government, or any officer thereof duly authorized, of all or a substantial portion of the Premises by reason of the insolvency or alleged insolvency of Tenant; and Tenant's failure to timely give any Notice it is permitted to give pursuant to Section 17.3 (or, in the event Tenant gives timely Notice and pursues a contest under Section 17.3, Tenant's failure to finally prevail in the contest).


                                      30.

               17.2 EVENT OF MAJOR DEFAULT. Each of the following events shall constitute an event of major default ("Event of Major Default") by
Tenant:

                           (a)  FAILURE TO PAY BASE RENT.  Tenant's failure to
pay any Base Rent within five (5) days after Tenant's receipt of Notice thereof from Landlord that the Base Rent is past due; or

                           (b)  FAILURE TO PAY ADDITIONAL RENT.  Tenant's
failure to pay any Additional Rent which is due to Landlord within ten (10) days after Tenant's receipt of Notice thereof from Landlord that such Additional Rent is past due;

                           (c)  FAILURE TO COMPLY WITH PURCHASE OBLIGATION
UNDER SECTION 19.2. Tenant's failure to comply with Tenant's obligation to purchase the Premises pursuant to Section 19.2 within twenty (20) days after Tenant's receipt of Notice thereof from Landlord that Tenant has so failed, except in the case of a purchase obligation arising on account of expiration of the Term of this Lease, in which case no such Notice shall be required;

                           (d)  FAILURE TO CARRY LIABILITY INSURANCE.  Tenant's
failure to carry the liability insurance required by Section 7.1, if such failure continues ten (10) days after Tenant's receipt of Notice thereof from Landlord that Tenant is not carrying such required liability insurance.

               17.3 CONTEST BY TENANT. If upon the filing of any involuntary petition of the type described in Section 17.1(b) or upon the appointment of a receiver, other than a receiver appointed in any voluntary proceeding referred to in Section 17.1(b), or the taking of possession of all or a substantial portion of the Premises by any department of the city, county, state or federal government, or any officer thereof duly authorized, by reason of the alleged insolvency of Tenant without the consent or over the objection of Tenant, should Tenant desire to contest the same in good faith, Tenant shall, within ninety (90) days after the filing of the petition or after the appointment or taking of possession, give Notice to Landlord that Tenant proposes to make the contest, and the same shall not constitute a Default so long as Tenant shall prosecute the proceedings with due diligence and no part of the Premises shall be exposed to sale by reason of the continuance of the contest.

               17.4 REMEDIES. Landlord shall have the remedies specified below, the parties hereby acknowledging that the remedies described in Section 17.4(b) may be exercised by Landlord only upon the occurrence of an Event of Major Default. Tenant shall at all times have the right to exercise and carry out the terms of the Purchase Option in Section 19.1, notwithstanding the occurrence or existence of any Default or Event of Major Default under this Lease, and Landlord shall have the obligation to comply with Landlord's obligations under Section 19.1 notwithstanding any Default or Event of Major Default.


                                      31.

                           (a)      CONTINUE LEASE.  In connection with a
Default or an Event of Major Default, Landlord shall have the right to enforce, by suit or otherwise, all other covenants and conditions hereof to be performed or complied with by Tenant and to exercise all other remedies permitted by
Section 1951.4 of the California Civil Code, or any amendments thereof or any successor laws which replace such Section 1951.4. Landlord has the remedy described in California Civil Code Section 1951.4 (Landlord may continue the Lease in effect after Tenant's breach and abandonment and recover Base Rent as it becomes due, if Tenant has right to sublet or assign, subject only to reasonable limitation). Upon application by Landlord, a receiver may be appointed to take possession of the Premises and exercise all rights granted to Landlord as set forth in this Section 17.4(a); and

                           (b)      TERMINATE LEASE.  In connection with an
Event of Major Default (but not a Default), Landlord shall have the right to terminate this Lease, by giving Tenant Notice thereof, at any time after the occurrence of such Event of Major Default and whether or not Landlord has also exercised any right under Section 17.4(a). In such event, Tenant shall, within twenty (20) days after receipt of Notice from Landlord, purchase the Premises pursuant to Section 19.2.

               17.5 NO WAIVER. No failure by Landlord or Tenant to insist upon the strict performance of any term, covenant or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof and no acceptance of full or partial Rent during the continuance of any breach shall constitute a waiver of any such breach or of the term, covenant, or condition. No term, covenant or condition of this Lease to be performed or complied with by Tenant or Landlord, and no breach thereof, shall be waived, terminated, altered or modified except by a written instrument executed by Landlord and Tenant. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant, and condition of this Lease shall continue in full force and effect with respect to any other then existing subsequent breach thereof.

               17.6 EFFECT OF ASSIGNMENT. Notwithstanding an Entity's prior assignment or transfer of its interest as Tenant under this Lease, so long as Landlord has been given Notice of such assignment pursuant to Sections 14.1(b) and 21.3, Landlord shall give such Entity copies of all Notices required by this Article 17 in connection with any Default, and such Entity shall have the period granted hereunder to Tenant to cure such Default, unless such Entity shall have been released from all obligations arising under this Lease. Landlord may not assert any rights against such Entity in the absence of such Notice and opportunity to cure, so long as Landlord has been given Notice of such assignment pursuant to Sections 14.1(b) and 21.3.

               17.7 LANDLORD CURE RIGHT. If Tenant fails to perform any covenant or agreement to be performed by Tenant under this


                                      32.

Lease, and if the failure or default continues for thirty (30) days after Notice to Tenant and to any Mortgagee who has requested in writing notice thereof from Landlord (except for emergencies and except for payment of any lien or encumbrance threatening the imminent sale of the Premises or any portion thereof, in which case payment or cure may be made as soon as necessary to minimize the damage to person or property caused by such emergency or to prevent any such sale), Landlord may, but shall have no obligation to, pay the same and cure such default on behalf of and at the expense of Tenant and do all reasonably necessary work and make all reasonably necessary payments in connection therewith including, but not limited to, the payment of reasonable attorneys' fees and disbursements incurred by Landlord. Notwithstanding the foregoing, Landlord shall have no right to cure any such failure to perform by Tenant so long as Tenant both: (1) is diligently and in good faith attempting to cure such matter; and (2) has the financial ability to so comply. Notwithstanding anything to the contrary in this Lease, in no event shall Landlord have a right to cure any matters relating to the Improvements unless such matter constitutes a crime by Landlord and subjects Landlord to criminal penalties (except as specifically permitted in Section 8.1(b)). Upon demand, Tenant shall reimburse Landlord for the reasonable amount so paid, together with interest at the Lease Rate from the date incurred until the date repaid. Tenant shall defend, indemnify, and hold Landlord harmless from and against any and all losses, costs, expenses, liabilities, claims, causes of action and damages of all kinds that may result to Landlord, including reasonable attorneys' fees and disbursements incurred by Landlord, arising because of any failure by Tenant to perform any of its obligations under this Lease. Tenant's duty to indemnify Landlord under this Section 17.7 shall survive the expiration or earlier termination of this Lease.

               17.8        LANDLORD'S DEFAULT.

                           (a)      General.  If Landlord fails to perform any
covenant or agreement to be performed by Landlord under Article 11, Section 13.1, Section 15.4, Article 20, or Section 21.10 of this Lease (including, but not limited to, Landlord's failure to keep the Premises free of any and all liens created by or through Landlord except as approved by Tenant in writing), and if the failure or default continues for thirty (30) days after Notice to Landlord and to any Fee Mortgagee who has requested in writing notice thereof from Tenant (except for (i) emergencies, or (ii) payment of any lien or encumbrance threatening the imminent sale of the Premises or any portion thereof, in which case payment or cure may be made as soon as necessary to minimize the damage to person or property caused by such emergency or to prevent any such sale), Tenant may, but shall have no obligation to, pay the same and cure such default on behalf of and, so long as such failure to perform arises due to Landlord's gross negligence, willful misconduct, or willful breach of this Lease, at the expense of Landlord and do all reasonably necessary work and make all reasonably necessary payments in connection therewith including, but not limited to, the payment of reasonable attorneys' fees and


                                      33.

disbursements incurred by Tenant. Notwithstanding the foregoing, Tenant shall have no right to cure any such failure to perform by Landlord so long as Landlord both: (1) is diligently and in good faith attempting to cure such matter; and (2) has the financial ability to so comply. To the extent that Landlord's failure to perform arises due to its gross negligence, willful misconduct or willful breach of this Lease, upon demand, Landlord shall reimburse Tenant for the reasonable amount so paid, together with interest at the Lease Rate from the date incurred until the date repaid. To the extent that Landlord's failure to perform arises due to its gross negligence, willful misconduct or willful breach of this Lease, Landlord shall defend, protect, indemnify, and hold Tenant harmless from and against any and all losses, costs, expenses, liabilities, claims, causes of action and damages of all kinds that may result to Tenant, including reasonable attorneys' fees and disbursements incurred by Tenant, arising because of any failure by Landlord to perform any of its obligations under Article 11, Section 13.1, Section 15.4, Article 20 or
Section 21.10 of this Lease. Landlord's duty to indemnify Tenant under this
Section 17.8 shall survive the expiration or earlier termination of this Lease.

                           (b)      Default Under Certain Provisions.
Notwithstanding anything to the contrary in Section (a) above, in the event of a default by Landlord under Section 20.6, Tenant shall have the right to cure such default on behalf of and at Landlord's expense, without prior notice to Landlord. In addition, in the event of any default by Landlord under Section 20.4, 20.5 or 20.6, Tenant shall have the right to exercise its Purchase Option pursuant to Section 19.1 hereof, and to offset against the Purchase Price the amount of all losses and reasonable costs and expenses (including without limitation reasonable attorneys' fees) incurred by Tenant arising from such default by Landlord, including without limitation all losses arising by reason of Tenant's inability to treat the transactions contemplated by this Lease as an operating lease for financial accounting and securities regulatory purposes, and all costs and expenses incurred in connection with negotiating and entering into a new lease upon exercise of the Purchase Option.


                                   ARTICLE 18
                                QUIET ENJOYMENT

               18.1 QUIET ENJOYMENT. Landlord covenants to secure to Tenant the quiet possession of the Premises for the full Term against all persons claiming the same, subject to Landlord's rights and remedies under
Section 17 upon a Default or an Event of Major Default by Tenant. The existence of any Permitted Exceptions shall not be deemed to constitute a breach of Landlord's obligations hereunder. Tenant shall, immediately upon demand, reimburse Landlord for all reasonable costs, expenses and damages incurred or paid by Landlord in the performance of Landlord's obligations under this Article 18 (except for any costs, expenses or damages arising from Landlord's willful breach of this Lease).


                                      34.

                                   ARTICLE 19
                          TENANT'S OPTION TO PURCHASE

               19.1        OPTION TO PURCHASE PREMISES.

                           (a)      PURCHASE OPTION.  Tenant shall have the
option ("Purchase Option") to purchase all or part of the Premises at any time during the Term; provided that Tenant shall be entitled to purchase less than all of the Premises only if the portion being purchased is released from any existing Fee Mortgage and if the portion of the Premises not purchased shall constitute one or more legal lots after closing of the purchase and shall be reasonably viable as a separate property. The purchase price ("Purchase Price") for the portion of the Premises which Tenant elects to purchase shall be (i) the then-existing Funded Amount applicable to the portion of the Premises which Tenant elects to purchase (determined in a pro rata basis on the basis of the area being purchased), as the same may be reduced from time to time, plus (ii) the amount of any prepayment premium and all other fees, costs, and expenses due to any holder of an Authorized Loan in connection with such loan (to the extent not already paid pursuant to Section 21.21 hereof), less
(iii) the amount of the Security Deposit (or, in the event of a purchase of a portion of the Premises, a pro rata portion of the Security Deposit). Tenant shall be entitled to a credit against the Purchase Price equal to the principal balance(s) of any Authorized Loan and/or Fee Mortgage existing immediately prior to the closing under this Purchase Option if such Authorized Loan and/or Fee Mortgage are not fully repaid and all documents reflecting the same are not cancelled and removed from the public records on or prior to the closing under this Purchase Option. If Tenant purchases less than all of the then- existing Premises, then the credit pursuant to the preceding sentence shall be calculated on a pro rata basis, based upon the ratio of the area of the Premises being purchased compared to the area of the then-existing Premises.
In lieu of payment of the Purchase Price, Tenant shall have the right (1) to assume the UBS Loan or any other Authorized Loan or (2) to cause Landlord to assign the Authorized Loan to a third party acceptable to the holder of such Authorized Loan (which third party shall expressly assume such obligations in writing), provided that Landlord is released from all obligations under the Authorized Loan. Landlord shall execute any and all documents necessary to effect such assumption and assignment upon Tenant's request, provided that Tenant shall reimburse Landlord for all reasonable costs and expenses related thereto. Notwithstanding anything to the contrary herein, the Purchase Price shall not include any interest, fees, late charges or any other costs or expenses incurred or charged to Landlord or Tenant by reason of a default by Landlord under Section 20.6 hereof.

                           (b)      PURCHASE OPTION EXERCISE NOTICE.  If Tenant
desires to exercise the Purchase Option, Tenant shall deliver to Landlord a written notice ("Purchase Option Exercise Notice") of Tenant's election; provided, however, that in the event of an


                                      35.

assignment by Landlord for the benefit of creditors generally, the filing of a voluntary or involuntary bankruptcy petition by or against Landlord or the appointment of a receiver, liquidator or trustee for all or a substantial portion of the Premises by reason of Landlord's insolvency or alleged insolvency, the Purchase Option shall be deemed exercised with respect to the entire Premises as of the calendar day immediately preceding such assignment, filing or appointment.

                           (c)      TRANSFER.  If Tenant exercises the Purchase
Option, the purchase and sale of the Premises being purchased shall be consummated as follows. In the event of a purchase of a portion of the Premises, the term "Premises" as used in this Section 19.1(c) shall be deemed to mean that portion of the Premises then to be purchased pursuant to the Purchase Option.

                                 (i)        Landlord shall grant and convey the
Premises to Tenant, its authorized agent or assignee, pursuant to a duly executed and acknowledged grant deed ("Grant Deed"), free and clear of all title defects, liens, encumbrances, deeds of trust, mortgages, rights-of-way and restrictive covenants or conditions, except for the Permitted Exceptions. Landlord shall assign and Tenant shall assume all rights, duties and obligations under the Legal Requirements affecting the Premises, effective as of the date of recordation of the Grant Deed;

                                (ii)        The Purchase Price shall be paid
upon delivery of the Grant Deed and any other documents reasonably requested by Tenant to evidence the transfer of the Premises or to release all liens of Landlord, including, without limitation, any and all reconveyances of mortgages or other recorded documents as requested by Tenant ("Additional Documents").
In the event that Tenant elects to assign the Purchase Option pursuant to
Section 19.1(d) below, and Tenant's assignee pays an amount less than the Purchase Price for the Premises, Tenant shall pay to Landlord any excess of the Purchase Price over the amount paid by such assignee. Landlord shall deliver the Grant Deed and the Additional Documents to Tenant on the date for closing specified by Tenant in the Purchase Option Exercise Notice (which date shall be no sooner than ten (10) days after the date of the Purchase Option Exercise Notice and no later than the last day of the Term, as the same may be extended). The closing shall take place at the location and in the manner reasonably set forth by Tenant in the Purchase Option Exercise Notice;

                               (iii)        If Landlord shall fail to cause
title to be in the condition required in Section 19.1(c)(i) above within the time herein prescribed for the delivery of the Grant Deed, then Tenant shall have the right, in addition to all other rights provided by law, by a written notice to Landlord: (1) to extend the time in which Landlord shall clear title and deliver the Grant Deed and Additional Documents, during which extension this Lease shall remain in full force and effect, except Tenant shall be released from its obligation to pay Base Rent during the extension; (2) to

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

accept delivery of the Grant Deed and Additional Documents subject to such title defects, liens, encumbrances, deeds of trust, mortgages, rights-of-way and restrictive covenants or conditions specified and set forth in the Grant Deed and not cleared by Landlord (but without waiving any rights or remedies available to Tenant on account of such title exceptions); (3) to rescind, by notice to Landlord and without any penalty or liability therefor, any and all obligations Tenant may have under and by virtue of the Purchase Option or the exercise thereof, whereupon this Lease shall remain in full force and effect;
(4) if the title exception is curable by the payment of money, Tenant may make such payment and such payment shall be a credit against the Purchase Price in favor of Tenant.

                                (iv)        Refusal of a title company to issue
a standard form of owner's title insurance policy insuring title to the Premises in the condition specified in subparagraph (c)(i) shall be sufficient evidence of Landlord's failure to convey clear title and shall entitle Tenant to exercise any of the rights specified in subparagraph (c)(iii).

                                 (v)        Base Rent shall be prorated and
paid and all unpaid Additional Rent shall be paid as of the date title to the Premises is vested of record in Tenant. Tenant shall pay the escrow fees; the recorder's fee for recording the Grant Deed; the premium for the title insurance policy; all documentary transfer taxes; Tenant's attorneys' fees; Landlord's reasonable attorneys' fees; all other costs and expenses incurred by Tenant in consummating the transfer of the Premises; and all reasonable expenses (except as specified in the next sentence) incurred by Landlord in consummating the transfer of the Premises pursuant to this Section 19.1. Landlord shall pay the costs and expenses of clearing title as required by
Section 19.1(c)(i). In the event of a purchase by Tenant under this Article 19, Landlord shall have no obligation to return the Security Deposit to Tenant to the extent the Security Deposit has been credited against the purchase price to be paid by Tenant pursuant to Section 19.1(a).

                           (d)      ASSIGNMENT.  Tenant shall have the right on
one or more occasions, without Landlord's consent, to assign this purchase option, in whole or in part, to any Entity at any time, whether or not Tenant also assigns its interest in the Lease. Tenant shall give prior written notice to Landlord of any such assignment.

               19.2        MANDATORY PURCHASE/SALE OF PREMISES.
Notwithstanding anything to the contrary herein, upon either: (1) expiration of the Term of this Lease or upon the occurrence of any other event terminating this Lease; or (2) the occurrence of any event which causes the Funded Amount to be reduced to zero (0), within thirty (30) days after Tenant's receipt of written notice of the foregoing and of Tenant's purchase obligation under this
Section 19.2, Tenant shall purchase or cause another Entity to purchase, and Landlord shall sell, the Premises in the same manner


                                      37.

as if Tenant had exercised the Purchase Option on such date. The Purchase Price shall be the same as if Tenant had exercised the Purchase Option, without regard to the physical state or condition of the Premises or any Improvements (but Tenant shall have the rights set forth in Section 19.1, including without limitation, the terms of Sections 19.1(c)(iii) and (iv)). In the event Tenant fails to purchase (or cause another Entity to purchase) the Premises pursuant to its obligation under this Section 19.2, Landlord (to the extent required under Section 21.19) shall sell the Premises to an unrelated third party and, as applicable, (i) Tenant shall be obligated to pay to Landlord, immediately upon demand, any excess of the Purchase Price over the amount realized by Landlord in connection with such sale, or (ii) Landlord shall be obligated to pay to Tenant, immediately upon demand, any excess of the amount realized by Landlord in connection with such sale over the Purchase Price. For purposes of the preceding sentence, the amount realized by Landlord upon a sale of the Premises shall be net of Landlord's reasonable sale expenses and other expenses incurred by Landlord but required to be paid by Tenant pursuant to Section 19.1(c)(v). Landlord's obligation to pay such excess to Tenant shall survive any termination of this Lease. Notwithstanding anything set forth elsewhere herein, if Tenant fails to timely comply with Tenant's obligation to purchase the Premises pursuant to this Section 19.2, upon ten (10) days' prior written Notice, then so long as title is in the condition required by Section 19.1(c)(i), Landlord may transfer title to the Premises to Tenant by way of the Grant Deed described in
Section 19.1(c)(i), and Tenant shall accept such Grant Deed and promptly and properly file the same of record. Notwithstanding anything to the contrary in this Lease, in the event of default, breach or violation by Tenant of any of Tenant's obligations under this Section 19.2, Tenant shall have no liability to Landlord or any other party in excess of an amount equal to the then-existing Guaranteed Residual Value, less a credit equal to the sum of (a) any of the Collateral which UBS or any other holder of an Authorized Loan has used, applied, or otherwise come into possession of, plus (b) any of the Security Deposit retained by Landlord, and Landlord shall have no recourse, claim or counterclaim whatsoever against Tenant in excess of such amount on account of such default, breach or violation. If the Guaranteed Residual Value has not previously been determined as of the date Tenant's liability under this Section
19.2 has been established, then the Guaranteed Residual Value shall be determined as of the date Tenant's liability hereunder is established.

               19.3 SURVIVAL. The obligations of Landlord and Tenant under this Article 19 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 20
                        ADDITIONAL COVENANTS OF LANDLORD

               20.1 TITLE. In the event Tenant so requests in writing (and so long as either Tenant agrees to indemnify Landlord from any


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

liabilities or obligations in connection therewith, or Landlord does not incur any liabilities or obligations in connection therewith), Landlord shall execute all documents, instruments and agreements reasonably requested by Tenant in order to accomplish any of the following in the manner reasonably requested by Tenant and within the time parameters reasonably requested by Tenant: (1) remove exceptions to title to or affecting the Premises; (2) create exceptions to title (including, without limitation, easements and rights of way) to or affecting the Premises (but not including any Mortgage); (3) modify any then-existing exception to title or (4) subdivide the Premises into two or more separate parcels. Tenant shall promptly reimburse Landlord for, or at Landlord's request, pay directly in advance, all reasonable costs, expenses and other amounts incurred or required to be expended by Landlord in order to comply with Tenant's requests made in accordance with the preceding sentence, and the failure of Tenant to reimburse or pay any such amounts shall result in the suspension of Landlord's obligations under such sentence with respect to that particular request until the amounts required to be paid by Tenant under this sentence have been paid. Landlord acknowledges that it is critical to Tenant's ability to construct improvements on the Premises to have the ability and flexibility to accomplish the foregoing, and that the parties therefore agree that Landlord shall not be entitled to withhold Landlord's consent to any of the foregoing requests by Tenant, except as set forth in the preceding sentence.

               20.2 LAND USE. Except where requested by Tenant pursuant to this Section 20.2, Landlord shall not cause or give its written consent to any land use or zoning change affecting the Premises or any changes of street grade. In the event Tenant so requests in writing (and so long as either Tenant agrees to indemnify Landlord from any liabilities or obligations in connection therewith, or Landlord does not incur any liabilities or obligations in connection therewith), Landlord shall execute all documents, instruments and agreements reasonably requested by Tenant in order to accomplish any of the following in the manner reasonably requested by Tenant and within the time parameters reasonably requested by Tenant: (1) cause a change in any land use restriction or law affecting the Premises; (2) cause a change in the zoning affecting the Premises; or (3) cause a change in the street grade with respect to any street in the vicinity of the Premises. Tenant shall promptly reimburse Landlord for, or at Landlord's request, pay directly in advance, all reasonable costs, expenses and other amounts incurred or required to be expended by Landlord in order to comply with Tenant's requests made in accordance with the preceding sentence, and the failure of Tenant to reimburse or pay any such amounts shall result in the suspension of Landlord's obligations under such sentence with respect to that particular request until the amounts required to be paid by Tenant under this sentence have been paid. Landlord acknowledges that it is critical to Tenant's ability to construct improvements on the Premises to have the ability and flexibility to accomplish the foregoing, and that the parties therefore agree that Landlord shall


                                      39.

not be entitled to withhold Landlord's request to any of the foregoing requests by Tenant.

               20.3 TRANSFER OF PROPERTY INTERESTS. Except as requested by Tenant pursuant to Section 11.2 or 20.1, Landlord shall not transfer to any third party any rights inuring to or benefits associated with the Premises (including, without limitation, zoning rights, development rights, air space rights, mineral, oil, gas or water rights). Nothing in this Section 20.3 shall limit Landlord's rights pursuant to Section 13.2; provided that any purchaser of Landlord's interest in the Premises shall be bound by the terms of this Lease, including without limitation, the terms of this Section 20.3.

               20.4 SHAREHOLDER EQUITY; NO OTHER ASSET. Landlord covenants and agrees that during the Term of the Lease, Landlord shall maintain a shareholder equity balance of not less than three percent (3%) of its total assets, including without limitation, the Property. In addition, Landlord shall not, without the prior written consent of Tenant, which consent may be withheld at Tenant's sole discretion, acquire any significant assets other than
(i) the Premises, (ii) any Improvements to be built on the Premises, and (iii) the land and any Improvements thereon, which is subject to those certain Ground Leases between Landlord and Tenant, which land is described on Exhibit F attached hereto.

               20.5 RECOURSE OBLIGATIONS. Landlord agrees that during the Term of this Lease, Landlord will not incur any indebtedness for borrowed money or any other material obligations to which the holder or obligee thereof has recourse against Landlord to satisfy the same without Tenant's prior written consent, which consent Tenant may withhold in its sole discretion.

               20.6 DEFAULT UNDER AUTHORIZED LOAN. Landlord shall not, without Tenant's express prior written consent, default under any Authorized Loan, or any loan documents relating to such Authorized Loan, where such default is not caused, directly or indirectly by a breach of any of Tenant's obligations under this Lease, under the Pledge Agreement securing the UBS Loan or under any documents relating to any Authorized Loan.


                                   ARTICLE 21
                                 MISCELLANEOUS

               21.1 RELATIONSHIP. Neither this Lease nor any agreements or transactions contemplated hereby shall in any respect be interpreted, deemed or construed as constituting Landlord and Tenant as partners or joint venturers, one with the other, or as creating any lender/borrower, partnership, joint venture, association or, except as set forth in Section 21.2 below, any other relationship other than that of landlord and tenant; and, except as set forth in Section 21.2 below, both Landlord and Tenant agree not to make any contrary assertion, contention, claim or


                                      40.

counterclaim in any action, suit or other legal proceeding involving either Landlord or Tenant or the subject matter of this Lease.

             21.2        FORM OF TRANSACTION; CERTAIN TAX MATTERS.

                         (a)      Landlord and Tenant hereby agree and declare
that the transactions contemplated by this Lease are intended to constitute, both as to matters of form and substance:

                                 (i)        an operating lease for financial
accounting and securities regulatory purposes, and

                                (ii)        a financing arrangement (and not a
"true lease") for Federal, state and local income tax purposes.

Accordingly, and notwithstanding any other provision of this Lease to the contrary, Landlord and Tenant agree and declare that (A) the transactions contemplated hereby are intended to have a dual, rather than single, form and
(B) all references in this Lease to the "Lease" of the Premises which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of Landlord and Tenant as to the true form of such arrangements.

                         (b)      Landlord and Tenant agree that, in accordance
with their intentions and the substance of the transactions contemplated hereby, Tenant (and not Landlord) shall be treated as the owner of the Premises for Federal, state, and local income tax purposes and this Lease shall be treated as a financing arrangement. Tenant shall be entitled to take any deduction, credit allowance or other reporting, filing or other tax position consistent with such characterizations. Landlord and Tenant shall not file any Federal, state or local income tax returns, reports or other statements, or take any other actions, in a manner which is inconsistent with the foregoing provisions of this
Section 21.2.

                         (c)      Each party acknowledges that it has retained
accounting, tax and legal advisors to assist it in structuring this Lease and neither party is relying on any representations of the other regarding the proper treatment of this transaction for accounting, income tax or any other purpose. Nothing in this Section 21.2(c) shall increase or diminish any liability or obligation of the parties that otherwise exists pursuant to this Lease.

               21.3 NOTICES. Each Notice shall be in writing and shall be sent by personal delivery, overnight courier (charges prepaid or billed to the sender) or by the deposit of such with the United States Postal Service, or any official successor thereto, designated as registered or certified mail, return receipt requested, bearing adequate postage and in each case addressed as provided in the Basic Lease Provisions. Each Notice shall be effective upon being personally delivered or actually received. The time period in which a response to any such Notice must be


                                      41.

given or any action taken with respect thereto shall commence to run from the date of personal delivery or receipt of the Notice by the addressee thereof, as reflected on the return receipt of the Notice. Rejection or other refusal to accept shall be deemed to be receipt of the Notice sent. By giving to the other party at least thirty (30) days' prior Notice thereof, either party to this Lease (as well as any Mortgagee) shall have the right from time to time during the Term of this Lease to change the address(es) thereof and to specify as the address(es) thereof any other address(es) within the continental United States of America.

               21.4 SEVERABILITY OF PROVISIONS. If any term, covenant or condition of this Lease, or the application thereof to any Entity or circumstance, shall be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to Entities or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby.

               21.5 ENTIRE AGREEMENT; AMENDMENT. This Lease and other documents expressly referred to herein constitute the entire agreement of Landlord and Tenant with respect to the subject matter hereof. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

               21.6 APPROVALS AND CONSENTS. Except as expressly provided in this Lease, whenever any provision of this Lease requires an approval or consent to be given by one of the parties hereto, the approval or consent shall not be unreasonably withheld or delayed. Whenever this Lease grants either party the right to take action, exercise discretion, establish rules and regulations, or make an allocation or other determination, except as otherwise provided, such party shall act reasonably and in good faith and take no action which might result in the frustration of the other party's reasonable expectations concerning the benefits to be enjoyed under this Lease. If either party withholds its consent or approval, unless by the express terms of this Lease such consent or approval may be withheld in such party's sole discretion, such party shall, upon request, promptly deliver to the other party a written statement specifying in detail the reason or reasons why such consent or approval was withheld or refused. If neither approval nor rejection is given by Landlord within the time specified in Article 11 as to any particular approval requested by Tenant under Article 11 (or, if no such time is specified, then within thirty (30) days after request for approval is given by a Notice), then the approval thus specifically requested in writing by Tenant shall be conclusively and irrevocably deemed to have been given by Landlord.

               21.7 TERMINOLOGY. All personal pronouns used in this Lease shall include all other genders. The singular shall include the plural and the plural shall include the singular. Titles of


                                      42.

Articles, Sections and Subsections in this Lease are for convenience only and neither limit nor amplify the provisions of this Lease, and all references in this Lease to Articles, Sections or Subsections shall refer to the corresponding Article, Section or Subsection of this Lease unless specific reference is made to the articles, sections or other subdivisions of another document or instrument. The word "days" as used herein shall mean calendar days unless otherwise expressly stated.

               21.8 MEMORANDUM OF LEASE. Neither party shall record this Lease. However, concurrently with the execution of this Lease, Landlord and Tenant have executed a Memorandum of Lease in the form attached hereto as Exhibit C and by this reference made a part hereof, which Memorandum of Lease shall be promptly recorded in the Official Records.

               21.9 SUCCESSORS AND ASSIGNS. Subject to Articles 13 and 14, this Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective heirs, executors, legal representatives, successors and assigns. Whenever in this Lease a reference to any Entity is made, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of such Entity.

               21.10 COMMISSIONS. Landlord and Tenant each represent and warrant that neither has dealt with any broker in connection with this transaction and that no real estate broker, salesperson or finder has the right to claim a real estate brokerage, salesperson's commission or finder's fee by reason of contact between the parties brought about by such broker, salesperson or finder. Each party shall hold and save the other harmless of and from any and all loss, cost, damage, injury or expense arising out of or in any way related to claims for real estate broker's or salesperson's commissions or fees based upon allegations made by the claimant that it is entitled to such a fee from the indemnified party arising out of contact with the indemnifying party or alleged introductions of the indemnifying party to the indemnified party.

               21.11 ATTORNEYS' FEES. In the event any action is brought by Landlord or Tenant against the other to enforce or for the breach of any of the terms, covenants or conditions contained in this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees to be fixed by the court, together with costs of suit therein incurred. Tenant shall pay the reasonable attorneys' fees incurred by Landlord for the review and negotiation of this Lease and the UBS Loan documents.

               21.12 GOVERNING LAW. This Lease and the obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of California.

               21.13 COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed to be an


                                      43.

original and all of which together shall comprise but a single instrument.

               21.14 TIME IS OF THE ESSENCE. Time is of the essence of this Lease, and of each provision hereof.

               21.15 NO THIRD PARTY BENEFICIARIES. This Lease is entered into by Landlord and Tenant for the sole benefit of Landlord and Tenant. There are no third party beneficiaries to this Lease.

               21.16 NO RECOURSE. The obligations of Tenant and Landlord (including, without limitation, the obligations of Landlord with respect to the Identified Matters set forth below) under this Lease shall be without recourse to any partner, officer, trustee, beneficiary, shareholder, director or employee of Tenant or Landlord. There shall be no limitation on Landlord's liability with respect to any willful misconduct, bad faith breach of this Lease, gross negligence by Landlord, or any breach by Landlord of its obligations with respect to Sections 20.4, 20.5 or 20.6 ("Identified Matters"). Except for Identified Matters, Landlord's liability to Tenant for any default by Landlord under this Lease is limited to Landlord's interest in the Premises, and Tenant agrees to look solely to Landlord's interest therein for the recovery of any judgment against Landlord, it being intended that neither Landlord nor any of its shareholders, employees, agents, representatives, affiliates, officers or directors shall be personally liable for any judgment or deficiency.

               21.17 ESTOPPEL CERTIFICATES. Within thirty (30) days after request therefor by either party, the non- requesting party shall deliver, in recordable form, a certificate to any proposed mortgagee, purchaser, sublessee or assignee and to the requesting party, certifying (if such be the case) that this Lease is in full force and effect, the date of Tenant's most recent payment of Rent, that, to the best of its knowledge, the non-requesting party has no defenses or offsets outstanding, or stating those claimed, and any other information reasonably requested. Failure to deliver said statement in time shall be conclusive upon the non-requesting party that:
(a) this Lease is in full force and effect, without modification except as may be represented by the requesting party; (b) there are no uncured defaults in the requesting party's performance and the non-requesting party has no right of offset, counterclaim or deduction against the non-requesting party's obligations hereunder; (c) no more than one month's Base Rent has been paid in advance; and (d) any other matters reasonably requested in such certificate.

               21.18 COLLATERAL. The parties acknowledge that Tenant has pledged certain collateral ("Collateral") to UBS to secure SGA's obligations under the terms of the UBS Note. If the holder of an Authorized Loan applies any of the Collateral to satisfy an obligation under any Authorized Loan documents, such application shall be deemed to reduce the Senior Funded Amount under this Lease


                                      44.

on a dollar-for-dollar basis. Tenant shall have no claims, rights or causes of action against Landlord arising from any application of the Collateral to satisfy an obligation under the Authorized Loan documents; provided, however, that nothing herein shall release Landlord from any claims, rights or causes of action of Tenant for any breach of this Lease by Landlord or any default by Landlord under any documents relating to an Authorized Loan, which default does not arise, directly or indirectly from or as a result of any default by Tenant of its obligations under the Lease.

               21.19 LANDLORD'S CONTINUING OBLIGATION TO SELL. Notwithstanding anything to the contrary herein, in the event Landlord obtains possession of the Premises pursuant to the terms of this Lease (including, without limitation, upon the expiration or earlier termination of this Lease where Tenant has defaulted in its obligation to purchase the Premises pursuant to Section 19.2), Landlord shall be under a continuing obligation to use its commercially reasonable efforts to sell the Premises to Tenant or to one or more unrelated third parties; provided, however, that Landlord shall not be required to sell or attempt to sell any portion of the Premises (i) in a manner, or under circumstances, that could materially impair Landlord's ability to enforce any of its rights or remedies under this Lease (as determined in Landlord's sole discretion exercised in good faith) or (ii) at a time when market conditions render it inadvisable to sell or attempt to sell the Premises (as determined in Landlord's sole discretion exercised in good faith).

               21.20 AS-IS LEASE. Landlord makes no representations or warranties concerning the condition, suitability or any other matters relating to the Premises, and Tenant hereby acknowledges that Tenant leases the Premises from Landlord on an "as is" basis.

               21.21 NET LEASE. Except as otherwise provided in this Lease, Tenant agrees that this Lease is an absolute net Lease, and the Base Rent called for hereunder shall be paid as required net of all expenses associated with the Premises, including without limitation, Real Estate Taxes and insurance premiums for the insurance required to be carried hereunder, and all other reasonable and customary costs and expenses incurred by Landlord in connection with the Premises or this Lease, all of which shall be paid or reimbursed by Tenant unless otherwise specifically provided herein. Tenant agrees to reimburse Landlord, within ten (10) days following receipt of any written demand therefor, for all fees, accrued but unpaid interest, late charges, prepayment penalties, costs and expenses charged to Landlord or SGA by UBS (or other holder of an Authorized Loan) pursuant to the terms and conditions of the UBS Note or other Authorized Loan.

               21.22 REPRESENTATIONS AND WARRANTIES. Tenant and Landlord each hereby represents and warrants to the other that: (i) such party is duly organized and existing under the laws of the jurisdiction in which it is formed, and is qualified to do business in the State of California; (ii) such party has the full right and


                                      45.

authority to enter into this Lease, consummate the sale, transfers and assignments contemplated herein and otherwise perform its obligations under this Lease; (iii) the person or persons signatory to this Lease and any document executed pursuant hereto on behalf of such party have full power and authority to bind such party; and (iv) the execution and delivery of this Lease and the performance of such party's obligations hereunder do not and shall not result in the violation of its organizational documents or any contract or agreement to which such party may be a party.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]





                                      46.

                        [SIGNATURE PAGE TO GROUND LEASE]


               IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the day and year first above written.

                                                "LANDLORD"

                                                IRISH LEASING CORPORATION,
                                                A TEXAS CORPORATION


                                                By:   /s/ KRISTIN MARKHAM
                                                     ---------------------
                                                Name: /s/ KRISTIN MARKHAM
                                                     ---------------------

                        [SIGNATURE PAGE TO GROUND LEASE]


                                        "TENANT"

                                        CISCO SYSTEMS, INC.,
                                        A CALIFORNIA CORPORATION


                                        By: /s/ JOHN T. CHAMBERS
                                            -----------------------------------
                                            Name: John T. Chambers
                                            Its:  President and Chief Executive
                                            Officer


                                        By:  /s/ LARRY R. CARTER
                                             ----------------------------------
                                             Name:  Larry R. Carter
                                             Its: Chief Financial Officer

                                   EXHIBIT A


                              Description of Land


REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

Lots 58 and 59, as shown upon that certain map entitled, "Tract No. 7559", which Map was filed for record in the office of the Recorder of the County of Santa Clara, on December 21, 1983 in Book 522 of Maps, at ages 49 and 50.


APN:     97-53-18,22




                                   EXHIBIT A

                                   EXHIBIT B


                              PERMITTED EXCEPTIONS

                   [To include all matters of record against
                the Land on the date it is acquired by Landlord]





                                   EXHIBIT B
                                       1.

                                   EXHIBIT C


RECORDING REQUESTED BY, AND
WHEN RECORDED, RETURN TO:

Brobeck, Phleger & Harrison
550 West C Street, Suite 1300
San Diego, California  92101
Attn:  Todd J. Anson, Esq.


                              MEMORANDUM OF LEASE


                 THIS MEMORANDUM OF LEASE ("Memorandum of Lease") is executed as of _________________, 1995, by and between IRISH LEASING CORPORATION, a Texas corporation ("Landlord"), and CISCO SYSTEMS, INC., a California corporation ("Tenant").


                                    RECITALS

                 WHEREAS, Landlord and Tenant have executed that certain lease ("Lease") dated as of _____________, 1995, covering certain premises and related improvements ("Premises") located in the City of San Jose, Santa Clara County, California and more particularly described in Schedule 1 attached hereto and incorporated herein by this reference; and

                 WHEREAS, Landlord and Tenant desire to record notice of the Lease in the real estate records of Santa Clara County, California;

                 NOW, THEREFORE, in consideration of the foregoing, Landlord and Tenant hereby declare as follows:

                 1. DEMISE. Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord, subject to the terms, covenants and conditions contained in the Lease.

                 2. EXPIRATION DATE. The term of the Lease ("Term") shall commence on ______________, 1995 and shall expire five (5) years thereafter, subject to Tenant's option to extend the Term pursuant to Section
4.2 of the Lease for one (1) period of five (5) years.

                 3. OPTION TO PURCHASE. Tenant has an option to purchase the Premises, as more particularly described in the Lease, during the Term, as it may be extended.





                                   EXHIBIT C
                                       1.

                 4. RESTRICTIONS ON ENCUMBRANCES. Landlord is prohibited from recording against the Premises liens (including, without limitation, deeds of trust), encumbrances, and other matters that would constitute exceptions to title, and from amending or modifying any of the foregoing that may exist now or during the Term, as more particularly described in the Lease, and any such encumbrance or modification of an encumbrance not authorized in writing by Tenant shall be null and void.

                 5. COUNTERPARTS. This Memorandum of Lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]





                                   EXHIBIT C
                                       2.

                    [SIGNATURE PAGE TO MEMORANDUM OF LEASE]


                 IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease as of the date and year first written above.

                                                "LANDLORD"

                                                IRISH LEASING CORPORATION,
                                                A TEXAS CORPORATION

                                                By:_______________________

                                                Its:______________________

                                                By:_______________________

                                                Its:______________________



STATE OF __________________ )
                            )  ss
COUNTY OF _________________ )


On _____________, before me, ______________________, Notary Public, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                              WITNESS my hand and official seal.



                                                     ___________________________
                                                     Signature

[SEAL]





                                   EXHIBIT C
                                       3.

                    [SIGNATURE PAGE TO MEMORANDUM OF LEASE]


                                             "TENANT"

                                             CISCO SYSTEMS,
                                             A CALIFORNIA CORPORATION

                                             By: ______________________________
                                                 Name:_________________________
                                                 Its: _________________________
                                                      Executive Officer

                                             By: _______________________________
                                                 Name: _________________________
                                                 Its:  _________________________




STATE OF _______________ )
                         )  ss
COUNTY OF _____________  )

On _____________, before me, ______________________, Notary Public, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                       WITNESS my hand and official seal.



                          ___________________________
                          Signature

[SEAL]





                                   EXHIBIT C
                                       4.

                            SCHEDULE 1 TO EXHIBIT C


               The Premises are described as follows:


REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

Lots 58 and 59, as shown upon that certain map entitled, "Tract No. 7559", which Map was filed for record in the office of the Recorder of the County of Santa Clara, on December 21, 1983 in Book 522 of Maps, at pages 49 and 50.


APN: 97-53-18,22





                            SCHEDULE 1 TO EXHIBIT C

                                   EXHIBIT D


CLOSING COSTS AND FEES TO BE INCLUDED IN FUNDED AMOUNT

               The following items shall be included in the definition of the Funded Amount under Section 2.16 of the Lease:

               1.       Title Insurance premiums
               2.       Arrangement Fee payable to Irish
               3.       Brokerage Commissions
               4. Other fees and costs which are specifically authorized by Tenant in writing to be included in the Funded Amount





                                   EXHIBIT D
                                       1.

                                   EXHIBIT E


                       LEASE COMMENCEMENT DATE MEMORANDUM

               THIS LEASE COMMENCEMENT DATE MEMORANDUM ("Memorandum") is entered into this ___ day of ____________, 1995, by and between IRISH LEASING CORPORATION, a Texas corporation ("Landlord"), and CISCO SYSTEMS, INC., a California corporation ("Tenant") concerning that certain Lease ("Lease") between Landlord and Tenant dated February ___, 1995. Any capitalized terms not defined in this Memorandum shall have their meaning as defined in the Lease.

               1. Pursuant to Section 4.1 of the Lease, Landlord and Tenant are required to enter into this Memorandum within thirty (30) days after the Lease Commencement Date.

               2. Landlord and Tenant agree the that Lease Commencement Date is _______________, 1995.

               3. Landlord and Tenant agree that the Rent Commencement Date is _______________, 1995.

               4.  The dollar value of the Guaranteed Residual Value (defined in
Section 2.17 of the Lease) described in paragraph 2 above is _____% of $_____________________________, (i.e. $_____________________________).

               5. The Equity Funded Amount as of the Lease Commencement Date is $__________________.


               IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date and year first above written.

                                                  "LANDLORD"

                                                  IRISH LEASING CORPORATION,
                                                  a Texas corporation

                                                  By:___________________________
                                                     Name:______________________
                                                     Its: ______________________

                                                  "TENANT"

                                                  CISCO SYSTEMS, INC.,
                                                  a California corporation

                                                  By:___________________________
                                                     Name:______________________
                                                     Its: ______________________





                                   EXHIBIT E

                                   EXHIBIT F


               DESCRIPTION OF ADJACENT PROPERTY OWNED BY LANDLORD

REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel 2, as shown on that certain Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on July 13, 1983, in Book 514 of Maps page(s) 47 and 48.


PARCEL TWO:

All of Lot 54, as shown upon that certain Map entitled, "Tract No. 7559", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on December 21, 1983 in Book 522 of Maps, at pages 49 and 50.

APN: 97-53-14 and 23

PARCEL ONE:

Lot 50, as shown on that certain Map entitled, "Tract No. 7560," which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on December 21, 1983 in Book 522 of Maps, pages 51 and 52.

Reserving therefrom a perpetual right and easement to construct, install, maintain, repair, renew, replace, operate and use a surface drainage release to benefit Lot 49 of Tract 7560, as contained in that certain Grant of Easement recorded August 8, 1990 in Book L443, page 0754, Official Records, and described as follows:

The Northwesterly 10.00 feet of the Southeasterly 30.00 feet and the Northwesterly 100.00 feet of the Southeasterly 130.00 feet of the Northeasterly
10.00 feet of Lot 50.

PARCEL TWO:

That portion of Lot 51, as shown on that certain Map entitled, "Tract No. 7560," which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on December 21, 1983 in Book 522 of Maps, pages 51 and 52, being more particularly described as follows:

Beginning at the Southeasterly corner of said Lot 51; thence along the Southerly line of said Lot 51, S. 59# 27; 51 W. 77.00 feet; thence N. 14# 27' 48" E. 108.90 feet to the Northeasterly line of said Lot 51; thence along said Northeasterly line S. 30# 32' 09" E.





                                   EXHIBIT E

77.00 feet to the point of beginning, as provided for in that certain Lot Line Adjustment granted by the Director of Planning of the City of San Jose, a copy of which was recorded March 28, 1984 in the office of the Recorder of the County of Santa Clara in Book I410, page 712 of Official Records.

PARCEL THREE:

Lot 5 and 6, as shown on that certain Map of Tract No. 7408, which map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on November 19, 1982 in Book 506 of Maps, pages 24, 25 and 26 and a portion of that certain parcel of land described in the deed recorded December 22, 1972 in Book 0167, page 623, all as approved by that Lot Combination recorded September 16, 1992 in Book M381 of Maps, page(s) 0081, Official Records, more particularly described as follows:

Beginning at a point on the Northeasterly line of Rio Robles, as shown upon said map, at the most Southerly corner of said Lot 5; thence along said Northeasterly line of Rio Robles, N. 30# 32' 09" W. 105.50 feet; thence on a tangent curve to the right, having a radius of 367.00 feet, through a central angle of 36# 30' 00" an arc distance of 233.80 feet; thence on a curve to the right, tangent to the previous curve, having a radius of 50.00 feet, through a central angle of 86# 01' 50" an arc distance of 75.08 feet to the Southerly line of Tasman Drive as shown upon said map; thence along said line on a curve to the left, tangent to the previous curve, having a radius of 1149.00 feet, through a central angle of 32# 31' 01" an arc distance of 652.09 feet; thence
N. 59# 28' 40" E. 600.40 feet; thence on a tangent curve to the right, having a radius of 33.00 feet, through a central angle of 89# 51' 11" an arc distance of
51.83 feet to the Southwesterly line of First Street, as shown upon said map; thence along said line, S. 30# 32' 09" E. 261.38 feet to the Northwesterly line of the lands of the City and County of San Francisco, as shown upon said map; thence along said line of the lands of the City and the County of San Francisco, S. 65# 09' 27" W. 1396.95 feet to the point of beginning.

PARCEL FOUR:

Those rights as contained in that certain Grant Deed executed by Masami Ezaki and Kaoru Ezaki, his wife in favor of the City and County of San Francisco, a municipal corporation recorded December 8, 1950 in Book 2111, page 319, Official Records.

PARCEL FIVE:

A strip of land 80 feet wide, lying 40 feet either side of the following described line and extensions thereto, across that certain parcel of land conveyed by Charles Nelson, et ux, to Masami Ezaki by Grant Deed dated February 27, 1936 and recorded March 11, 1936, in Volume No. 765, at page 262, Official Records, Santa Clara County, hereinafter referred to as the Ezaki Parcel, said line





                                   EXHIBIT E
being more particularly described as commencing at a point in the Westerly boundary of the existing San Jose-Alviso Road, said point being distant along said boundary South 30# 32' 30" East 381.31 feet from its intersection with the Northerly boundary of the above mentioned Ezaki Parcel; thence, from said point of commencement, South 65# 08' 00" West 1459.03 feet to a point in the common boundary between the above mentioned Ezaki Parcel and that certain parcel of land conveyed by Lena Lindgren, et al, to James A. Pankoski, et ux, by Joint Tenancy Deed dated November 13, 1944 and recorded November 17, 1944 in Volume No. 1227 at Page 327, Official Records, Santa Clara County, hereinafter referred to as the Pankoski Parcel, said point being distant along said common boundary South 30# 32' 30" East 237.04 feet from the most Westerly corner of the above mentioned Ezaki Parcel; the Easterly end of said strip being the above mentioned Westerly boundary of the San Jose-Alviso Road, and the Westerly end of said strip being the above mentioned common boundary between the Pankoski and Ezaki Parcels.





                                   EXHIBIT F